                                                                   EXHIBIT 10.14

                  EXELON CORPORATION CASH BALANCE PENSION PLAN

                         Effective as of January 1, 2001

                                TABLE OF CONTENTS

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ARTICLE  1
    TITLE AND PURPOSE.............................................................................      1

ARTICLE  2
    DEFINITIONS...................................................................................      1

ARTICLE  3
    PARTICIPATION.................................................................................      8

        Section  3.1  Eligibility for Participation...............................................      8
        Section  3.2  Transfer to Affiliates......................................................     10
        Section  3.3  Cessation of Participation..................................................     10

ARTICLE  4
    SOURCE OF CONTRIBUTIONS.......................................................................     11

        Section  4.1  Source of Contributions.....................................................     11
        Section  4.2  Limitation on Contributions.................................................     11

ARTICLE  5
    TRUST.........................................................................................     12

ARTICLE  6
    PARTICIPANT ACCOUNTS..........................................................................     12

        Section  6.1  Cash Balance Accounts.......................................................     12

ARTICLE  7
    DISTRIBUTIONS.................................................................................     16

        Section  7.1  Time of Distribution........................................................     16
        Section  7.2  Form of Distribution........................................................     18
        Section  7.3  Death Benefits..............................................................     20
        Section  7.4  Election and Waiver Procedures..............................................     21
        Section  7.5  Distributions to Minor and Disabled Distributees............................     26
        Section  7.6  Direct Rollover Distributions...............................................     27
        Section  7.7  Withholding Requirements....................................................     28


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                                TABLE OF CONTENTS

                                  (continued)

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ARTICLE  8
    LIMITATIONS ON BENEFITS.......................................................................     27

        Section  8.1  Statutory Limits............................................................     28
        Section  8.2  Restrictions on Benefits....................................................     30

ARTICLE  9
    SPECIAL PARTICIPATION AND DISTRIBUTION RULES RELATING TO
    RECOMMENCEMENT OF EMPLOYMENT AND EMPLOYMENT BY RELATED
    ENTITIES......................................................................................     32

        Section  9.1  Recommencement of Employment by a Terminated Employee.......................     32
        Section  9.2  Suspension of Benefits......................................................     34
        Section  9.3  Employment by Related Entities..............................................     35
        Section  9.4  Leased Employees............................................................     35

ARTICLE  10
    ADMINISTRATION................................................................................     36

        Section  10.1  The Committee..............................................................     36
        Section  10.2  Claims Procedure...........................................................     39
        Section  10.3  Notices to Participants, Etc...............................................     41
        Section  10.4  Responsibility to Advise Committee of Current Address......................     41
        Section  10.5  Notices to Employers or Committee..........................................     41
        Section  10.6  Responsibility to Furnish Information and Sign Documents...................     42
        Section  10.7  Records....................................................................     42
        Section  10.8  Actuary to be Employed.....................................................     42
        Section  10.9  Funding Policy.............................................................     42
        Section  10.10  Electronic Media..........................................................     43

ARTICLE  11
    PARTICIPATION BY OTHER EMPLOYERS..............................................................     43

        Section  11.1  Adoption of Plan...........................................................     43
        Section  11.2  Withdrawal from Participation..............................................     43
        Section  11.3  Company and Committee Agent for Employers..................................     43

ARTICLE  12
    CONTINUANCE BY A SUCCESSOR....................................................................     44


                                       ii
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                                TABLE OF CONTENTS

                                  (continued)

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ARTICLE  13
    MISCELLANEOUS.................................................................................     44

        Section  13.1  Expenses...................................................................     45
        Section  13.2  Non-Assignability..........................................................     45
        Section  13.3  Employment Non-Contractual.................................................     46
        Section  13.4  Limitation of Rights.......................................................     46
        Section  13.5  Merger or Consolidation with Another Plan..................................     46
        Section  13.6  Construction...............................................................     46
        Section  13.7  Applicable Law.............................................................     47
        Section  13.8  Severability...............................................................     47
        Section  13.9  No Guarantee...............................................................     47
        Section  13.10  Military Service..........................................................     47

ARTICLE  14
    TOP-HEAVY PLAN REQUIREMENTS...................................................................     47

        Section  14.1  Top-Heavy Plan Determination...............................................     47
        Section  14.2  Definitions and Special Rules..............................................     48
        Section  14.3  Minimum Benefit for Top-Heavy Years........................................     49
        Section  14.4  Top-Heavy Vesting Requirements.............................................     50

ARTICLE  15
    AMENDMENT, ESTABLISHMENT OF SEPARATE  PLAN AND TERMINATION....................................     50

        Section  15.1  Amendment..................................................................     50
        Section  15.2  Establishment of Separate Plan.............................................     50
        Section  15.3  Termination of the Plan by an Employer.....................................     51
        Section  15.4  Vesting and Distribution Upon Termination or Partial Termination...........     51
        Section  15.5  Trust Fund to Be Applied Exclusively for Participants and Their
                         Beneficiaries............................................................     52

                                   ARTICLE 1
                                TITLE AND PURPOSE

      The name of the plan set forth herein shall be the "Exelon Corporation Cash Balance Pension Plan" (the "Plan"). The Plan shall be effective as of January 1, 2001.

                                   ARTICLE 2
                                   DEFINITIONS

      As used herein, the following words and phrases shall have the following respective meanings when capitalized:

      (1) Accrued Benefit. Except as provided in Section 9.2 (relating to suspension of benefits), the amount payable under the Plan commencing on the first day of the month coinciding with or next following a Participant's Normal Retirement Age, determined as of a date not later than such Participant's Normal Retirement Age as if the Participant had elected Option 1 (the life annuity) under Section 7.2(c) (relating to optional forms of benefit), that is the Actuarial Equivalent of the sum of the balance credited to the Participant's Cash Balance Account as of the date of determination plus Investment Credits (at the rate in effect under Section 6.1(d) (relating to investment credits) on the date of determination) from the date of determination until such assumed date of commencement, plus the Additional Credit, if any, determined as of the date of commencement, subject to adjustment pursuant to Section 7.2(d)(2) (relating to special rules regarding pensions). In addition, a Participant's Accrued Benefit shall include the Participant's Accrued Frozen Benefit.

      (2) Accrued Frozen Benefit. The meaning given such term in the applicable Schedule.

      (3) Actuarial Equivalent. A benefit of value equivalent to the value of the benefit being replaced, computed using the table specified by the Commissioner of Internal Revenue for purposes of section 417(e)(3) of the Code (which, as of the Effective Date, is the 1983 Group Annuity (unisex) Mortality Table (50% male, 50% female)) in effect on the date of determination and an interest rate assumption using the "applicable interest rate" as defined in section 417(e)(3) of the Code for the month of November of the Plan Year immediately preceding the Plan Year in which the determination occurs.

      (4) Additional Credit. The amount, if any, credited to a Participant's Cash Balance Account pursuant to Section 6.1(e).

      (5) Affiliate. (a) A corporation that is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as an Employer, (b) a trade or business (whether or not incorporated) under common control (within the meaning of section 414(c) of the Code) with an Employer, (c) any organization (whether or not incorporated) that is a member of an affiliated service group (within the meaning of section 414(m) of the Code) that includes (i) an Employer, (ii) a corporation described in clause
(a) of this definition or (iii) a trade or business described in clause (b) of this definition, or (d) any other entity that is required to be aggregated with an Employer pursuant to Regulations promulgated under section 414(o) of the Code. A corporation, trade or business, or entity shall be an Affiliate only for such period or periods of time during which such corporation, trade or business or entity is described in the preceding sentence, but not prior to such time.

      (6) Beneficiary. The person or persons entitled to receive a benefit under
Section 7.2 or Section 7.3 in the event of the death of a Participant.

      (7) Cash Balance Account. The hypothetical account established for each Participant pursuant to Section 6.1(a) (relating to establishment of accounts).

      (8) Code. The Internal Revenue Code of 1986, as amended.

      (9) ComEd Plan. The Commonwealth Edison Company Service Annuity System.

      (10) Committee. The committee appointed pursuant to Article 10 (relating to administration) to administer the Plan.

      (11) Company. Exelon Corporation, a Pennsylvania corporation, and any successor to such Company that shall adopt the Plan pursuant to Article 12 (relating to continuance by successor entities).

      (12) Compensation. The regular base salary or base wages, as applicable, paid by an Employer to an Eligible Employee for a Plan Year, increased by all payments made during such Plan Year by an Employer to such Eligible Employee under any of the plans set forth in Exhibit A attached hereto, all nuclear license bonuses paid during such Plan Year by an Employer to such Eligible Employee and all amounts not includible in such Eligible Employee's regular base salary or base wages solely on account of his or her election to have compensation reduced pursuant to any qualified cash or deferred arrangement described in section 401(k) of the Code or a cafeteria plan as defined in section 125 of the Code, in either case, maintained by an Employer, but excluding any reimbursements or other allowances for automobile, relocation, travel or education expenses (even if includible in the Employee's regular base salary or base wages) and any amount awarded under the Performance Share Award Program for Power Team Employees under the Exelon Corporation Long Term Incentive Plan (or any predecessor or successor program). Notwithstanding the preceding sentence, an Employee's Compensation in excess of the dollar amount prescribed by section 401(a)(17) of the Code (as adjusted for increases in the cost-of-living) shall not be taken into account for any purposes under the Plan. In the case of a Participant who is absent from employment due to a leave of absence for participation in Military Service, Compensation shall mean, for the period during which the Participant is absent due to Military Service, the Participant's Compensation, as defined above, for the twelve-month period preceding the first day of the Participant's absence.

      (13) Effective Date. January 1, 2001.

      (14) Eligible Employee. Any Employee the terms of whose employment are not subject to a collective bargaining agreement who has not, prior to the Effective Date, had an

Hour of Service with any Affiliate and whose first Hour of Service with an Employer is on or after the Effective Date and who is either receiving regular salary or wages from and rendering services to an Employer or is on authorized absence, and any Employee who is a non-exempt or a part-time exempt employee of the Power Team, regardless of whether such Employee completes his or her first Hour of Service with an Employer or an Affiliate on or after the Effective Date, provided, however, that any individual who became an employee of the Power Team on or after October 20, 2000 and prior to December 31, 2000 shall not be an Eligible Employee. In addition, any full-time exempt Employee of the Power Team who transfers employment to a participating business unit of an Employer shall become an Eligible Employee upon the date of such transfer. Effective January 1, 2002, any individual who (a) is, at any time between January 1, 2002 and March 31, 2002, an Employee the terms of whose employment are not subject to a collective bargaining agreement and (b) was, on December 31, 2000, a participant in either the ComEd Plan (other than a participant the terms of whose employment are subject to a collective bargaining agreement) or the PECO Plan or would have been a participant in the PECO Plan if the age and service requirements for participation in the PECO Plan were disregarded shall be an Eligible Employee. Notwithstanding the preceding sentences, an Eligible Employee shall not include
(a) an Employee the terms of whose employment are subject to a collective bargaining agreement, (b) an Employee paid on the temporary payroll of an Employer who has never completed at least 1,000 Hours of Service in any period of twelve consecutive months beginning with the Employee's date of employment or anniversary thereof, (c) an Employee who executes a written waiver of his or her right to participate in the Plan and (d) an individual rendering services to an Employer who is not on the payroll of any Employer. It is expressly intended that an individual rendering services to an Employer pursuant to any of the following agreements shall be excluded from Plan participation pursuant to clause (d) of this subdivision even if a court or administrative agency determines that such individual is an Employee: (i) an agreement providing that such services are to be rendered as an independent contractor, (ii) an agreement with an entity, including a leasing organization within the meaning of section 414(n)(2) of the Code, that is not an Employer or (iii) an agreement that contains a waiver of participation in the Plan. Notwithstanding anything contained in the Plan to the contrary, any Employer may, at any time, designate, with the consent of the Committee, a specified group of Employees who will be Eligible Employees. In the case of an individual who, as of December 31, 2000, was an Employee of Commonwealth Edison Company and who subsequently transfers employment to employment with the Exelon Power Team and elects to participate in the Plan pursuant to Section 3.1(b) (relating to eligibility for participation for employees other than new hires), such individual shall remain an Eligible Employee through a date not later than December 31, 2002. In the case of Exelon Services Inc., the term "Eligible Employee" shall be limited to those Employees of Exelon Services Inc. who were on the payroll of Unicom Energy Solutions as of April 1, 2001 and are otherwise Eligible Employees who have elected to participate in the Plan pursuant to Section 3.1(b).

      (15) Employee. An individual whose relationship with an Employer is, under common law, that of an employee.

      (16) Employer. The Company, Commonwealth Edison Company, PECO Energy Company, Exelon Generation Company, LLC, Exelon Enterprise, LLC, Exelon Business Services Company, any Affiliate that is a participating employer in the Exelon Corporation Retirement Program as of December 31, 2001, and any other Affiliate that, with the consent of the Company, elects to participate in the Plan in the manner described in Article 11 (relating to participation by other employers) and any successor entity that adopts the Plan pursuant to Article 12 (relating to continuance by successor entities). If any such entity withdraws from participation in the Plan pursuant to Section 11.2 (relating to withdrawal from participation) or terminates its participation in the Plan pursuant to Section 15.3 (relating to termination of the Plan by an Employer), such entity shall thereupon cease to be an Employer.

      (17) ERISA. The Employee Retirement Income Security Act of 1974, as amended.

      (18) Hour of Service. (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties (such hours to be credited to the Employee for the computation period or periods in which the duties are performed); (b) each hour for which an Employee is paid, or entitled to payment, on account of a period of time during which no duties are performed (irrespective of whether a Termination of Employment has occurred) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (such hours to be credited to the Employee for the computation period or periods in which the period of time during which no duties are performed occurs); and (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer (such hours to be credited to the Employee for the computation period or periods in which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). Hours of Service shall be computed in accordance with paragraphs (b) and (c) of Section 2530.200b-2 of the Department of Labor Regulations.

      (19) Investment Credits. The amounts credited to a Participant's Cash Balance Account pursuant to Section 6.1(d).

      (20) Military Service. The performance of duty on a voluntary or involuntary basis in a "uniformed service" (as defined below) under competent authority of the United States government and includes active duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty, and a period for which a person is absent from employment for the purpose of an examination to determine the fitness of the person to perform any such duty. For purposes of the preceding sentence, the term "uniformed service" means the Armed Forces, the Army National Guard and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National Guard duty, the commissioned corps of the Public Health Service, and any other category of persons designated by the President of the United States in time of war or emergency.

      (21) Normal Retirement Age. With respect to a Participant's Cash Balance Account, the earlier of (a) the date the Participant completes five years of Vesting Service and (b) the later of (i) the Participant's 65th birthday, and
(ii) the fifth anniversary of the date the Participant commenced participation in the Plan.

      (22) Participant. An Eligible Employee who has satisfied the requirements set forth in Article 3 (relating to participation). An Eligible Employee who becomes a Participant shall cease to be a Participant upon the distribution of his or her entire vested benefit under the Plan. Any Participant who upon his or her Termination of Employment has not satisfied the Vesting Requirement shall cease to be a Participant upon such Termination of Employment.

      (23) PECO Plan. The Service Annuity Plan of PECO Energy Company.

      (24) Pension. A monthly payment continuing for the lifetime of the payee.

      (25) Pension Starting Date. The first day as of which an amount becomes payable to a Participant or Beneficiary in accordance with Article 7 (relating to distributions). A Participant or Beneficiary shall have only one Pension Starting Date with respect to the Participant's Accrued Benefit.

      (26) Period of Severance. Any twelve-month period commencing on the date an Employee terminates employment or any twelve-month period beginning on the anniversary of such date during which the Employee does not perform any Hours of Service for an Employer. For purposes of this definition, an Employee shall be credited with Hours of Service for any period of absence from an Employer during which such Employee (a) is in Military Service, provided that the Employee returns to the employ of an Employer within the period prescribed by laws relating to the reemployment rights of persons in Military Service, (b) is on an uncompensated leave of absence duly granted by an Employer, or (c) is absent from work for a maximum of twenty-four consecutive months because of (i) the pregnancy of the Employee, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the Employee's adoption of such child, or (iv) the need to care for any such child for a period beginning immediately following such birth or placement. Notwithstanding the foregoing, no Hours of Service shall be credited to an Employee under clause (c) of this subsection unless the Employee timely furnishes to the Committee a certificate of birth, proof of adoption or other appropriate legal documentation setting forth parentage or adoption.

      (27) Plan. The plan herein set forth and as from time to time amended.

      (28) Plan Year. The calendar year.

      (29) Qualified Domestic Relations Order. Any domestic relations order which the Committee has determined, in accordance with procedures established by the Committee to be a "qualified domestic relations order" defined in section 414(p) of the Code.

      (30) Qualified Joint and Survivor Annuity. The form of distribution described in Section 7.2(b) (relating to manner of distribution with respect to married Participants).

      (31) Regulations. Written temporary or final regulations of (i) the Department of Labor construing ERISA or (ii) the Treasury Department construing the Code.

      (32) Schedule. If a Participant's accrued benefit under the ComEd Plan was transferred to the Plan pursuant to Section 3.1(c) (relating to transfer of benefits and assets to Plan) or Section 9.1 (relating to recommencement of employment by terminated employee), Schedule A and, if a Participant's accrued benefit under the PECO Plan was transferred to the Plan pursuant to Section 3.1(c) or Section 9.1, Schedule B.

      (33) Schedule Equivalent. A benefit of value equivalent to the value of the benefit being replaced, computed using the actuarial factors and rules set forth in the applicable Schedule.

      (34) Service Credits. The amounts, if any, credited to a Participant's Cash Balance Account pursuant to Section 6.1(c).

      (35) Spouse. The individual married to a Participant on the Participant's Pension Starting Date or, if earlier, on the date of the Participant's death. While the Spouse is living and, except as otherwise provided in a qualified domestic relations order as described in Section 13.2(b) (relating to exception to nonassignability in the case of a qualified domestic relations order) or
Section 7.4(h) (relating to automatic cancellation of elections), such Spouse shall be treated as the Participant's Spouse for all purposes of the Plan without regard to whether such Spouse remains married to the Participant after the Participant's Pension Starting Date.

      (36) Target Income. (a) In the case of a Participant who participated in the ComEd Plan prior to becoming a Participant, Target Income means the sum of
(i) the total of the Participant's "basic compensation" as defined in the ComEd Plan for all pay periods ending during calendar year 2001 (for a Participant who was on an authorized leave of absence during calendar year 2001, basic compensation for any pay period during which such Participant did not receive compensation shall be the Participant's average base pay rate per pay period for the twelve-month period preceding the first day of the Participant's leave of absence) and (ii) "incentive pay" as defined in the ComEd Plan, except that incentive pay shall equal 100% of the target incentive pay the Participant would receive for calendar year 2002 under the applicable plans if the target goals were achieved during 2002, except that incentive pay shall equal 100% of the target incentive pay the Participant would receive for calendar year 2002 under the applicable plans if the target goals were achieved during 2002.

      (b) In the case of a Participant who participated in the PECO Plan prior to becoming a Participant, Target Income means the sum of (i) the Participant's "annual base salary" for 2001 determined in accordance with Section 3.1(b) of the PECO Plan (for a Participant who was on an authorized leave of absence during calendar year 2001, annual base salary for 2001 shall be determined by assuming that for any pay period during which such Participant did not receive compensation, the Participant was paid the base rate in effect immediately prior to the start of the Participant's leave of absence) and (ii) incentive pay under any Employer's incentive pay plan (excluding the Performance Share Award Program for Power Team Employees under the Exelon Corporation Long Term Incentive Plan), except that incentive pay shall equal 100% of the target incentive pay the Participant would receive for calendar year 2002 under the applicable plans if the target goals were achieved during 2002.

      In determining "incentive pay" for purposes of the preceding subparagraphs, (i) if the Participant's incentive pay is determined by multiplying his or her compensation by a percentage, the target percentage for 2002 shall be used for such Participant and such target percentage shall be multiplied by the Participant's 2001 "basic compensation" or "annual base salary", as applicable, (ii) if the Participant's incentive pay is defined as a flat dollar amount, the Participant's incentive pay shall be the 2002 target incentive pay, (iii) if the Participant's incentive pay is determined by adding quarterly bonus targets and an annual target incentive, the Participant's incentive pay shall equal the sum of the target quarterly bonuses for calendar year 2002 and the target annual incentive for calendar year 2002, and (iv) if any limits apply to the payment of incentive compensation to a Participant under any applicable incentive pay plan, such limits will apply for purposes of this Plan.

      (37) Termination of Employment. A Participant's ceasing to be an Employee of all Employers and all Affiliates. A transfer between employment by an Employer and employment by an Affiliate or between employment by Employers or Affiliates shall not constitute a Termination of Employment.

      (38) Transition Credit. An amount equal to the product of the following:
(a) a Participant's "credited service" under the ComEd Plan or the Participant's "benefit years" under the PECO Plan, as applicable, determined as of December 31, 2001, (b) the percentage applicable to the Participant determined pursuant to Table T and (c) the Participant's Target Income. Notwithstanding the preceding sentence, in no event shall a Participant's Transition Credit exceed 100% of his or her Target Income.

      (39) Trust. The Commonwealth Edison Pooled Fund, as from time to time amended.

      (40) Trust Fund. All money and property of every kind held by the Trustee pursuant to the terms of the agreement governing the Trust.

      (41) Trustee. The trustee provided for in Article 5 (relating to the Trust) or any successor trustee or, if there is more than one such trustee acting at any time, all of such trustees collectively.

      (42) Vesting Requirement. A Participant's attainment, during the time such Participant is an Employee, of his or her Normal Retirement Age.

      (43) Vesting Service. The period of an Employee's employment which is used to determine whether the Employee has satisfied the Vesting Requirement. An Employee's Vesting Service includes the aggregate of the periods during which the Employee is employed by an Employer or an Affiliate beginning on the day on which the Employee first performs an Hour of Service with an Employer or Affiliate, provided that in the case of an Employee who has no vested right to any benefits under this Plan, such Employee's periods of employment before and after a period of absence from employment shall be aggregated only when the Employee's number of consecutive one-year Periods of Severance is less than five and the Employee has at least one year of Vesting Service after such period of absence from employment. For purposes of the preceding sentence, an Employee shall be deemed to be employed by an Employer or an Affiliate during (a) any period of absence from employment by an Employer or an Affiliate which is of less than twelve months' duration, (b) the first twelve months of any period of absence from employment for any reason other than the Employee's quitting, retiring or being discharged, (c) the period during which the Employee is not rendering services to any Employer or Affiliate as a result of a disability during which period the Employee is receiving benefits under any Employer's or Affiliate's long-term disability plan and (d) any period during which the Employee is in Military Service, provided that the Employee returns to the employ of an Employer or an Affiliate within the period prescribed by laws relating to the reemployment rights of persons in Military Service. The Committee may require certification from an Employee, as a condition of granting Vesting Service under this subdivision (43), that the leave was taken for one of the reasons enumerated in the preceding sentence. Notwithstanding the preceding sentences, in determining an Employee's period of absence from employment by an Employer or an Affiliate, the following shall be disregarded: the first twenty-four months of any period of absence from employment by reason of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the adoption of such child by such Employee or (iv) caring for such child for a period beginning immediately following such birth or placement. Notwithstanding anything in this definition to the contrary, the Vesting Service for a Participant who elects to participate in the Plan pursuant to Section 3.1(b) (relating to eligibility for participation for employees other than new hires) and whose accrued benefit under the PECO Plan is transferred to the Plan pursuant to
Section 3.1(c) (relating to transfer of benefits and assets to Plan) shall be
(a) for periods prior to January 1, 2002, the vesting service credited to the Participant under the terms of the PECO Plan, as in effect on December 31, 2001, and (b) for the Participant's "eligibility computation period" (as defined in the PECO Plan) that ends during the 2002 Plan Year, the greater of (i) the Vesting Service, for such period, determined pursuant to this subdivision (43) and (ii) the vesting service, for such period, determined pursuant to the terms of the PECO Plan.

                                    ARTICLE 3
                                  PARTICIPATION

      Section 3.1 Eligibility for Participation. (a) New Hires. Each Eligible Employee who has not, prior to the Effective Date, had an Hour of Service with any Affiliate and whose first Hour of Service with an Employer is on or after the Effective Date shall become a Participant as of the first day that such Eligible Employee completes an Hour of Service with an Employer as an Eligible Employee.

      (b) Other Employees. Each individual who (a) is, at any time between January 1, 2002 and March 31, 2002, an Employee and (b) was, on December 31, 2000, a participant in either the ComEd Plan (other than a participant the terms of whose employment are subject to a collective bargaining agreement) or the PECO Plan, or would have been a participant in the PECO Plan if the age and service requirements for participation in the PECO Plan were disregarded, shall be permitted to elect, in the time and manner prescribed by the Committee, to either (i) continue participating in the ComEd Plan or the PECO Plan, as the case may be, on and after January 1, 2002 (or begin participating in the PECO Plan, in the case of an Employee who will satisfy the eligibility and age and service requirements for participation in such plan on January 1, 2002) or (ii) cease participating in the applicable Plan described in clause (i) hereof as of December 31, 2001 and begin participating in the Plan as of January 1, 2002 (or, if later, his or her employment or reemployment date). Each such Eligible Employee who affirmatively elects to participate in the Plan in lieu of participation in the ComEd Plan or the PECO Plan shall become a Participant as of January 1, 2002 (or, if later, his or her employment or reemployment date), unless such Participant receives a notification (the "Notice") from an Employer that his or her employment with the Employers and their Affiliates will be terminated on or before December 31, 2002 and that such Participant is eligible for severance benefits under the Exelon Corporation Merger Separation Plan for Designated Management Employees or any other severance plan maintained by an Employer or an Affiliate. An Eligible Employee who receives a Notice shall not become a Participant, notwithstanding such Eligible Employee's election to participate in the Plan. An Eligible Employee
(i) who receives a Notice, but whose employment does not terminate on or before December 31, 2002, or (ii) whose employment terminates before December 31, 2002 without the Employee receiving a Notice shall become a Participant as of January 1, 2002 (or, if later, his or her employment or reemployment date) if such Employee elects, in the time and manner prescribed by the Committee, to participate in the Plan.

      (c) Transfer of Benefits and Assets to Plan. If an Employee described in paragraph (b) above elects to participate in the Plan in lieu of participating in the ComEd Plan or the PECO Plan, as the case may be, the Employee's accrued benefit under either such plan, determined as of December 31, 2001 in accordance with the provisions of the applicable plan, shall be transferred to the Plan. An amount of assets that is equal to the present value of the Employee's accrued benefit described in the preceding sentence determined using the methods and assumptions prescribed by Section 4044 of ERISA shall also be transferred to the Plan. Such transfer of benefits and assets related thereto shall occur as soon as practicable after the Eligible Employee makes the election described in paragraph (b) above. Each Participant whose benefits are so transferred shall be permitted to have his or her Accrued Frozen Benefit paid in any of the optional forms of benefit listed in the applicable Schedule in lieu of the forms provided hereunder. The provisions set forth in the applicable Schedule shall govern all matters relating to a Participant's Accrued Frozen Benefit.

      In the event that an Eligible Employee whose accrued benefit under the ComEd Plan or the PECO Plan, and related assets, is transferred to the Plan receives a Notice and has a Termination of Employment on or before December 31, 2002, the accrued benefit, and related assets, transferred to the Plan shall be transferred back to the ComEd Plan or the PECO Plan, as the case may be, and the amount of the pension benefit accrued by such Employee during 2002 (if any) shall be determined under the terms of the ComEd Plan or the PECO Plan, as applicable, rather than the Plan. Such transfer shall occur as soon as administratively practicable.

      Section 3.2 Transfer to Affiliates. If a Participant is transferred from one Employer to another Employer or from an Employer to an Affiliate that is not an Employer, then such transfer shall not terminate the Participant's participation in the Plan and the Participant shall continue to participate in the Plan until an event occurs that would have entitled the Participant to a complete distribution of the Participant's vested Pension had the Participant continued to be employed by an Employer until the occurrence of such event. Nevertheless, a Participant shall not be entitled to receive Service Credits under Section 6.1(c) (relating to Service Credits) during any period of employment by any Affiliate that is not an Employer, and periods of employment with an Affiliate that is not an Employer shall be taken into account only to the extent set forth in Section 9.3 (relating to employment by related entities).

      Section 3.3 Cessation of Participation. An individual's participation in the Plan shall cease upon the date the individual is no longer eligible to receive a benefit from this Plan or upon the individual's Termination of Employment if the individual has not completed at least five years of Vesting Service upon the date of his or her Termination of Employment.

                                   ARTICLE 4
                             SOURCE OF CONTRIBUTIONS

      Section 4.1 Source of Contributions. The Employers intend to make contributions to the Trust of amounts which, in the aggregate over a period of time, shall be sufficient to finance the benefits provided by the Plan. Any such contributions shall be in such amounts and shall be made in such manner and at such time as the Company may from time to time determine in accordance with the funding policy it establishes and consistent with minimum funding standards under section 412 of the Code, provided, however, that all contributions made by the Employers for any Plan Year shall be made prior to the due date, including extensions thereof, of the Employers' federal income tax return for the taxable year of the Employers which coincides with such Plan Year. The Company may rely on the advice of actuaries in establishing and carrying out a funding policy. Forfeitures arising under the Plan for any reason shall be applied to reduce the cost of the Plan, not to increase the benefits otherwise payable to the Participants.

      Section 4.2 Limitation on Contributions. The contributions of an Employer for any Plan Year shall not exceed the maximum amount for which a deduction is allowable to such Employer for federal income tax purposes for the taxable year of such Employer that ends with or within such Plan Year. Any contribution made by an Employer by reason of a good faith mistake of fact, or the portion of any contribution made by an Employer that exceeds the maximum amount for which a deduction is currently allowable to such Employer for federal income tax purposes, shall upon the request of such Employer be returned by the Trustee to the Employer. An Employer's request and the return of any such contribution must be made within one year after such contribution was mistakenly made or after the deduction of such excess portion of such contribution was disallowed, as the case may be. The amount to be returned to an Employer pursuant to this Section shall be the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not been a mistake of fact or the maximum amount that is so deductible, as the case may be. Earnings attributable to the mistaken contribution shall not be returned to the Employer, but losses attributable thereto shall reduce the amount to be so returned.

                                   ARTICLE 5
                                      TRUST

      A trust (the "Trust") has been created by the execution of a trust agreement between the Company and a trustee (the "Trustee") for purposes of holding and administering the assets of the Plan. All contributions under the Plan shall be paid to the Trustee. The Trustee shall hold all monies and other property received by it and invest and reinvest the same, together with the income therefrom, on behalf of the Participants collectively in accordance with the provisions of such trust agreement. The Trustee shall make distributions from the Trust Fund at such time or times to such person or persons and in such amounts as the Committee directs in accordance with the Plan.

                                   ARTICLE 6
                              PARTICIPANT ACCOUNTS

      Section 6.1 Cash Balance Accounts. (a) Establishment of Accounts. A separate Cash Balance Account shall be established for each Participant. Each such account shall have an initial balance of zero until credited with any Transition Credit, if applicable, or Service Credit as provided herein. Each such account shall be for accounting purposes only, and there shall be no segregation of assets among such accounts. A Participant's Cash Balance Account shall cease to be maintained as of the Participant's Pension Starting Date (except to the extent such Pension Starting Date is required by Section 7.1(b) (relating to distributions to five percent owners)), in which case the Participant's Cash Balance Account shall cease to be maintained as of the first January 1 following the Participant's Termination of Employment).

      (b) Transition Credit. A Participant's Cash Balance Account shall be credited, as of the first day of the Plan Year in which such Participant becomes a Participant, with an amount equal to the Participant's Transition Credit, provided that (a) the Participant is an Employee on January 1, 2002 and becomes a Participant pursuant to Section 3.1(b) (relating to eligibility for participation for employees who are not new hires) and (b) the Participant is not an employee of the Power Team. An Employee who becomes a Participant pursuant to Section 3.1(a) (relating to eligibility for participation for new hires) shall not be credited with a Transition Credit at any time and a rehired Employee who becomes a Participant pursuant to Section 9.1 (relating to recommencement of employment by terminated employee) shall not be credited with a Transition Credit at the time of his or her rehire.

      (c) Service Credits. A Participant's Cash Balance Account shall be credited, as of the last day of each Plan Year during which the Participant is a Participant and an Eligible Employee, with an amount equal to 5.75% of the Compensation received by such Participant during such portion of such Plan Year that the Participant was an Eligible Employee. Notwithstanding the foregoing, if a Participant's Pension Starting Date occurs other than on the last day of a Plan Year and if the Participant is entitled to have an amount credited to his or her Cash Balance Account for such Plan Year pursuant to the preceding sentence, such amount shall be credited to the Participant's Cash Balance Account as of the last day of the month before such Pension Starting Date (and prior to the crediting of any Investment Credit for such Plan Year). No amount shall be credited pursuant to this paragraph (c) to the Cash Balance Account of a Participant who is not rendering services to any Employer or Affiliate as a result of a disability, regardless of whether such Participant is receiving benefits under any Employer's or Affiliate's long-term disability plan.

      (d) Investment Credits. A Participant's Cash Balance Account shall be credited, as of the last day of each Plan Year during which the Participant is a Participant, whether or not such Participant is an Eligible Employee during such Plan Year, with an amount equal to the product of (i) the "Plan Interest Rate" (as defined below) multiplied by (ii) the balance of such Participant's Cash Balance Account as of the first day of such Plan Year. A Participant who is not rendering Services to any Employer or Affiliate as a result of a disability with respect to which such Participant is receiving benefits under any Employer's or Affiliate's long-term disability plan shall be credited with the amount described in the first sentence of this paragraph (d). Notwithstanding the preceding sentences, if a Participant's Pension Starting Date occurs other than on the last day of a Plan Year, the amount to be credited to the Participant's Cash Balance Account pursuant to this paragraph (d) for the Plan Year in which the Participant's Pension Starting Date occurs shall be equal to the product of
(i) 4% multiplied by (ii) a fraction, the numerator of which is the number of whole calendar months during such Plan Year prior to and including the month which contains the date immediately preceding the Participant's Pension Starting Date and the denominator of which is twelve, and such Investment Credit shall be made as of the last day of the month before such Pension Starting Date prior to the crediting of any Service Credit for such year. Except to the extent provided in Section 7.2(d)(2) (relating to special rules regarding pensions), a Participant's Cash Balance Account shall not be credited with Investment Credits after the Participant's Pension Starting Date. For purposes of this Section, the Plan Interest Rate for any Plan Year shall mean a percentage equal to the greater of (i) 4% and (ii) the average of (A) the "applicable interest rate" as defined in section 417(e)(3) of the Code for the month of November of such Plan Year and (B) the annual percentage rate of return for the S&P 500 Stock Index for the 12-month period ending on December 31 of such Plan Year, as reported in The Wall Street Journal on the first business day of the succeeding year.

      (e) Additional Credit. If, as of a Participant's Pension Starting Date, the amount described in (1) below exceeds the amount described in (2) below, an amount equal to the difference between such amounts shall be credited the Participant's Cash Balance Account as of the day before such Pension Starting
Date:

      (1) The cumulative amount that would have been credited to the Participant's Cash Balance Account if the Plan Interest Rate described in
Section 6.1(d) of the Plan (relating to Investment Credits) were credited to the Participant's "Opening Credit" (as defined below) for each Plan Year during which the Participant is a Participant at the Plan Interest Rate then in effect, whether or not such Participant is an Eligible Employee during such Plan Year.

      (2) The cumulative amount that would have been credited to the Participant's Cash Balance Account if 6.5% interest were credited to the Participant's "Opening Credit" (as defined below) for all Plan Years during which the Participant is a Participant, whether or not such Participant is an eligible Employee during such Plan Year.

      If the amount described in (1) above is equal to or less than the amount described in (2) above, no amount shall be credited to the Participant's Cash Balance Account pursuant to this paragraph (e) of Section 6.1. In addition, no amount shall be credited pursuant to this paragraph (e) if a Participant does not have an Accrued Frozen Benefit.

      For purposes of this paragraph (e), "Opening Credit" shall mean an amount equal to the present value of a Participant's Accrued Frozen Benefit determined as of December 31, 2001 using a 6.5% discount rate and the 1983 Group Annuity (unisex) Mortality Table (50% male, 50% female) assuming the Accrued Frozen Benefit otherwise payable at the Schedule A

Retirement Date would commence at the later of the Participant's attained age as of December 31, 2001 or age 60.

                                   ARTICLE 7
                                  DISTRIBUTIONS

      Section 7.1 Time of Distribution. (a) In General. A Participant who has satisfied the Vesting Requirement shall be entitled to receive a distribution of the aggregate of the balance of his or her Cash Balance Account and his or her Accrued Frozen Benefit in the manner provided by Section 7.2 (relating to form of distribution) commencing as soon as practicable after the first day of the month immediately following the date on which the Participant's Termination of Employment occurs, provided, however, that for 2002, distributions may be made at such time as prescribed by the Committee after the transfer of benefits and assets pursuant to Section 3.1(c) is accomplished, but no earlier than June 1, 2002. Notwithstanding the preceding sentence, a Participant whose Termination of Employment occurs prior to such Participant's attainment of age 70-1/2 shall be deemed to have elected to defer receipt of his or her Cash Balance Account and Accrued Frozen Benefit until the April 1 next following the date the Participant attains age 70-1/2, unless the Participant elects, in the time and manner described in the following sentence, to receive a distribution prior to such date. The Participant may elect to commence such distribution by giving the Committee not less than 30 nor more than 90 days advance written notice of the Pension Starting Date desired by the Participant; provided, however, that the Committee may waive such advance written notice requirement if the Participant submits the appropriate form to the Committee in accordance with the requirements set forth in Section 7.4(d) (relating to notice of availability of optional forms of benefit). A Participant who has satisfied the Vesting Requirement and who does not make an election as described in the preceding sentence prior to such Participant's attainment of age 70-1/2 shall receive a distribution of the aggregate of the balance of his or her Cash Balance Account and his or her Accrued Frozen Benefit in the manner provided by Section 7.2 (relating to form of distribution) commencing no later than April 1 next following the date the Participant attains age 70-1/2.

      (b) Distributions to Five Percent Owners. Notwithstanding any provision of the Plan to the contrary, if a Participant who has satisfied the Vesting Requirement and who is a "five percent owner" (as described in section 416(i) of the Code) remains employed by an Employer through April 1 of the year following the year in which the Participant attains age 70 1/2, distribution of the balance of the Participant's Cash Balance Account and his or her Accrued Frozen Benefit shall commence on such April 1 (or such later date as may be provided by the Code or Regulations). Any other Participant who remains in such employment shall not be permitted to commence distribution of such Participant's Cash Balance Account or Accrued Frozen Benefit at the time specified in the preceding sentence unless required by the Code or Regulations.

      (c) Immediate Distribution of Small Benefits. Notwithstanding any provision of the Plan to the contrary, if, as of the date of a Participant's Termination of Employment (including on account of death), the aggregate of the balance of the Participant's Cash Balance Account and the lump sum Schedule Equivalent of the Participant's Accrued Frozen Benefit does not exceed $5,000, such Participant or, in the event of the Participant's death, such Participant's Beneficiary or Beneficiaries, shall receive a distribution in the amount and in the form described in Option 2 of Section 7.2(c) (relating to lump sum distribution) as soon as practicable following such Termination of Employment in satisfaction of all benefits to which the Participant or his or her Beneficiaries, as the case may be, is entitled under the Plan.

      (d) Deemed Distributions. If a Participant has not satisfied the Vesting Requirement upon his or her Termination of Employment, such Participant's vested interest in his or her benefit under the Plan shall have a value of zero, such Participant shall be deemed to have received immediately after such termination a lump sum distribution of such vested interest and concurrent therewith shall forfeit all benefits hereunder, and the Participant's Cash Balance Account and Accrued Frozen Benefit shall no longer be maintained.

      Section 7.2 Form of Distribution. (a) Manner of Distribution With Respect to Unmarried Participants. A Participant who is not married on his or her Pension Starting Date shall have the Actuarial Equivalent of the Participant's Accrued Benefit attributable to his or her Cash Balance Account and the Schedule Equivalent of his or her Accrued Frozen Benefit, if any, distributed in the form of a Pension for the life of the Participant unless the Participant elects an optional form of distribution described in paragraph (c) of this Section (relating to optional forms of distributions) at the time and in the manner described in Section 7.4 (relating to election and waiver procedures).

      (b) Manner of Distribution With Respect to Married Participants. A Participant who is married on his or her Pension Starting Date shall have the Actuarial Equivalent of the Participant's Accrued Benefit attributable to his or her Cash Balance Account and the Schedule Equivalent of his or her Accrued Frozen Benefit, if any, distributed in the form of a Pension payable to the Participant for the life of the Participant and, thereafter, if the Participant's Spouse survives the Participant, a Pension payable to the Spouse during the remaining lifetime of such Spouse equal to 50% of the Pension payable to the Participant during the Participant's lifetime. Notwithstanding the preceding sentence, the Participant, with the consent of his or her Spouse, may elect an optional form of distribution described in paragraph (c) of this Section (relating to optional forms of distributions) at the time and in the manner described in
Section 7.4 (relating to election and waiver procedures).

      (c) Optional Forms of Distribution. Upon written request to the Committee made at the time and in the manner prescribed in Section 7.4 (relating to election and waiver procedures), a Participant may elect to receive a distribution of the Participant's benefit under the Plan in one of the following optional forms in lieu of the form described in paragraph (a) or (b) of this Section (relating to manner of distribution with respect to unmarried Participants and married Participants, respectively):

                  Option 1: Life Annuity. If the Participant is married on his or her Pension Starting Date, a Pension payable for the life of the Participant in an amount that is the Actuarial Equivalent of the Participant's Accrued Benefit attributable to his or her Cash Balance Account and the Schedule Equivalent of his or her Accrued Frozen Benefit, if any.

                  Option 2: Lump Sum Distribution. A single, lump sum
            distribution in an amount equal to the sum of (a) the balance credited to the Participant's Cash Balance Account as of the last day of the month immediately preceding the date of such distribution and (b) the lump sum Schedule Equivalent of the Participant's Accrued Frozen Benefit.

                  Option 3: Survivor Annuity. A reduced Pension payable to the
            Participant during the Participant's lifetime and, thereafter, if the designated Beneficiary survives the Participant, a Pension equal to 100%, 75% or 50% (whichever is specified when this option is elected) of such reduced Pension payable to the Designated Beneficiary during the remaining lifetime of such Designated Beneficiary, the aggregate amount of which are the Actuarial Equivalent of the Participant's Accrued Benefit attributable to his or her Cash Balance Account and the Schedule Equivalent of his or her Accrued Frozen Benefit, if any.

      (d) Special Rules Regarding Pensions.

            (1) If a Participant's spouse dies before the Participant's Pension Starting Date and the Participant has not elected an optional form of distribution described in paragraph (c) of this Section (relating to optional forms of distribution), the Participant shall again be entitled to make an election under this Section.

            (2) If a Pension commences pursuant to Section 7.1(b) (relating to distributions to five percent owners) while a Participant remains employed by an Employer, such Pension shall be actuarially adjusted as of January 1 following the end of each calendar year during which such Participant remains employed by an Employer to reflect any additional Service Credits and Investment Credits credited to the Participant's Cash Balance Account as of December 31 of the preceding calendar year.

            (3) If a Participant elects Option 3 under Section 7.2(c) and the Participant's Beneficiary is other than the Participant's Spouse, the Pension payable to the Participant and to the Beneficiary shall be adjusted as is necessary to satisfy the incidental benefit requirement under section 401(a)(9) of the Code.

      Section 7.3 Death Benefits. (a) Eligibility. If a Participant who has satisfied the Vesting Requirement dies prior to his or her Pension Starting Date, the Participant's surviving Beneficiary shall be entitled to receive a benefit under this Section. In addition, if a Participant dies while an Employee, the Participant's surviving Beneficiary shall be entitled to receive a benefit under this Section, regardless of whether the Participant has satisfied the Vesting Requirement.

      (b) Form of Payment. A surviving Beneficiary who is entitled to a distribution of the Participant's benefit under this Section shall receive the following, as applicable:

            (1) Lump Sum Payment. A lump sum payment that is equal to the sum of
      (a) the balance credited to the Participant's Cash Balance Account as of the last day of the month immediately preceding the date of such distribution and (b) the lump sum Schedule Equivalent of the Participant's Accrued Frozen Benefit shall be payable to the Participant's surviving Beneficiary not later than the fifth anniversary of the Participant's death. Notwithstanding the foregoing, should any benefit be payable pursuant to subparagraph (2) of this Section 7.3(b) (relating to statutory surviving Spouse's benefit), the amount of any benefit payable pursuant to this subparagraph (1) shall be reduced by the Actuarial Equivalent of the benefit payable pursuant to such subparagraph (2).

            (2) Statutory Surviving Spouse's Benefit. If the Participant is survived by a Spouse to whom the Participant was married throughout the one-year period ending on the date of the Participant's death, then, unless such Participant has with his or her Spouse's consent waived the benefit described herein in the manner described in Section 7.4(e) (relating to waiver of statutory surviving Spouse's benefit), such Spouse shall be entitled to receive a survivor's Pension commencing as of any January 1 coinciding with or following the date of the Participant's death or any succeeding January 1 (but not later than the January 1 immediately preceding or coinciding with the date the Participant would have attained age 70-1/2 had he or she survived) and continuing for the lifetime of such Spouse in an amount equal to the Pension such Spouse would have received pursuant to a Qualified Joint and Survivor Annuity if the Participant had survived until such day and such Qualified Joint and Survivor Annuity had commenced on such day and the Participant had died immediately after such annuity commenced, but determined without regard to any Service Credits that would have been credited to the Participant's Cash Balance Account with respect to any periods subsequent to the Participant's Termination of Employment.

      (c) The death benefits provided by this Section shall not be effective to the extent required to be comply with the terms of a Qualified Domestic Relations Order.

      Section 7.4 Election and Waiver Procedures. (a) Election of Optional Form of Benefit. Subject to paragraph (c) of this Section (relating to spousal consent to election of optional form of benefit or beneficiary designation), a Participant may elect, change or revoke any form of distribution provided under
Section 7.2 (relating to forms of distribution) at any time during the 90-day period ending on the later of the Participant's Pension Starting Date and the date the Participant's benefit is paid or commences. Such an election, change or revocation shall be made by the Participant delivering a written notice describing the election, change or revocation to the Committee on a form provided by the Committee for this purpose.

      (b) Beneficiary Designation. Subject to paragraph (e) below (relating to waiver of statutory surviving spouse's benefit), each Participant may designate one or more Beneficiaries to receive any payment pursuant to Section 7.3(b)(1) (relating to lump sum pre-retirement death benefit) in the event of his or her death. A Participant may from time to time, without the consent of any Beneficiary, change or cancel any such designation. Such designation and each change therein shall be made in the form prescribed by the Committee and shall be filed with the Committee. If no Beneficiary has been designated by a deceased Participant, or the designated Beneficiary has predeceased the Participant, any payment pursuant to Section 7.3(b)(1) (relating to lump sum pre-retirement death benefit) shall be made by the Trustee at the direction of the Committee (i) to the surviving Spouse of such deceased Participant, if any, or (ii) if there shall be no surviving Spouse, to the surviving children of such deceased Participant, if any, in equal shares, or
(iii) if there shall be no surviving Spouse or surviving children, to the executor or administrator of the estate of such deceased Participant, or (iv) if no executor or administrator shall have been appointed for the estate of such deceased Participant within six months following the date of the Participant's death, in equal shares to the person or persons who would be entitled under the intestate succession laws of the state of the Participant's domicile to receive the Participant's personal estate. The marriage of a Participant shall be deemed to revoke any prior designation of a Beneficiary made by him or her and a divorce shall be deemed to revoke any prior designation of the Participant's divorced Spouse if written evidence of such marriage or divorce shall be received by the Committee before distribution shall have been made in accordance with such designation. If, within a period of three years following any Participant's death or other termination of employment by an Employer, the Committee in the exercise of reasonable diligence has been unable to locate the person or persons entitled to benefits under this Article in respect of such Participant, the rights of such person or persons shall be forfeited and the Committee shall direct the Trustee to pay such benefit or benefits to the person or persons next entitled thereto under the succession prescribed by this Section.

      (c) Spousal Consent to Election of Optional Form of Benefit or Beneficiary Designation. If a Participant is married on his or her Pension Starting Date, and if after giving effect to an election, revocation or change described in paragraph (a) of this Section (relating to election of optional form of benefit) the Participant's Spouse would not be entitled to receive a survivor's benefit at least equal to that provided by Section 7.2(b) (relating to manner of distribution with respect to married Participants), such election, revocation or change shall not be effective unless it shall have been consented to at the time of such election, revocation or change in writing by the Participant's Spouse and such consent acknowledges the effect of such election and is witnessed by a notary public. The consent of a Spouse to such an election, revocation or change shall not be required if it is established to the satisfaction of the Committee that such consent cannot be obtained because there is no Spouse, the Spouse cannot be located or such other circumstances as may be prescribed in Regulations. If the Spouse is legally incompetent to give consent, the consent may be executed by the Spouse's legal guardian (including the Participant, if the Participant is the legal guardian). An election of an optional form of distribution shall be deemed a rejection of the distribution form provided by paragraph (a) or (b) of
Section 7.2 (relating to manner of distribution with respect to unmarried Participants and manner of distribution with respect to married Participants). The consent of a Spouse otherwise required by this paragraph shall not be necessary for a distribution required by a Qualified Domestic Relations Order.

      (d) Notice of Availability of Optional Forms of Benefit. No less than 30 days (or such shorter period as may be permitted by applicable law) and no more than 90 days before the later of a Participant's Pension Starting Date and the date the Participant's benefit is paid or commences, the Committee shall give the Participant by mail or personal delivery written notice in non-technical language that he or she may elect an optional form of distribution set forth in
Section 7.2 (relating to form of distribution); provided, however, that the Participant may waive (with applicable spousal consent) such 30-day notice period as long as the Participant's distribution commences not less than eight days after such notice is provided. Such notice shall include a general description of the eligibility conditions and other material features of the optional forms of distribution provided under the Plan; the circumstances under which the basic forms of distribution set forth in Section 7.2 (relating to form of distribution) will be provided unless a Participant, with the consent of the Participant's Spouse, elects otherwise; the Participant's right to revoke any such election; and information regarding the financial effect, in terms of dollars per payment, upon his or her distribution if he or she elects an optional form of distribution or revokes any prior election. Notwithstanding the foregoing, the Committee may provide such notice to the Participant after his or her Pension Starting Date; provided, however, that (i) the Participant waives (with applicable spousal consent) the 30-day election period provided by this paragraph and (ii) the Participant's distribution commences not less than eight days after such notice is provided.

      (e) Waiver of Statutory Surviving Spouse's Benefit. A Participant may waive the statutory surviving spouse's benefit provided by Section 7.3(b)(2) at any time prior to the Participant's death, provided, however, that if such waiver is made prior to the Plan Year in which the Participant attains age 35, such waiver shall become invalid on the first day of such year unless the Participant has terminated employment by the Employers prior to such day. A Participant whose waiver becomes invalid pursuant to the preceding sentence may elect, at any time after the waiver becomes invalid, to again waive the statutory surviving spouse's benefit provided by Section 7.3(b)(2). A waiver made pursuant to this paragraph (e) shall be made by delivering a written notice thereof to the Committee on a form provided by the Committee for this purpose with a written consent of the Participant's Spouse which satisfies the requirements of paragraph (b) of this Section (relating to beneficiary designation) (unless it is determined pursuant to paragraph (c) of this Section that such consent is not needed). Such a waiver shall cease to be effective if, subsequent to the execution of such waiver, the Participant shall make any other Beneficiary designation pursuant to paragraph (b) of this Section (relating to beneficiary designation) which diminishes the rights or contingent rights of the Participant's Spouse, which are specified in the Beneficiary designation in effect at the time such Spouse consented to such waiver, to all or part of the benefit provided under Section 7.3(b) (relating to form of payment of pre-retirement death benefits), provided, however, that in no event shall such other Beneficiary designation affect the effectiveness of such waiver if such Spouse shall have so specified at the time of consent. A waiver described in this paragraph shall cease to be effective on
(i) the date on which the Participant is subsequently married to a person other than the Spouse who consented to such waiver, (ii) the Participant's Pension Starting Date, or (iii) the date of the Participant's revocation of such waiver.

      (f) Notice of Right to Waive Statutory Surviving Spouse's Benefit. Not later than twelve months after the day on which an Employee has become a Participant, the Committee shall give the Participant by mail or personal delivery written notice in nontechnical language that he or she may waive the statutory surviving spouse's benefit provided by Section 7.3(b)(2). Such notice shall include a general description of terms and conditions of such benefit and the circumstances under which it will be provided unless waived and the Participant's right to revoke any such waiver and general information on the relative financial effect, if any, upon the Participant's Pension of such benefit and its waiver. Such notice shall also advise the Participant that, upon written request to the Committee prior to the end of the waiver period set forth in paragraph (e) of this Section (relating to waiver of statutory surviving spouse's benefit), he or she will be given a written explanation in nontechnical language of the terms and conditions of such benefit and the financial effect, in terms of dollars per payment, upon his or her other death benefits if he or she does not waive such benefit. Such explanation shall be mailed or personally delivered to the Participant within 30 days from the date his or her written request is received by the Committee.

      (g) Election of Optional Form of Statutory Surviving Spouse's Benefit. A surviving Spouse may elect to have the statutory surviving spouse's benefit provided by Section 7.3(b)(2) payable in the form of Option 2 of Section 7.2(c) (relating to optional forms of distribution). Such an election may be made at any time prior to the commencement of such benefit and not thereafter. Such an election shall be made by delivering a written notice thereof to the Committee on a form provided by the Committee for this purpose.

      (h) Automatic Cancellation of Elections. If a Participant's Pension is payable in the form of a joint and survivor annuity and if, prior to the Participant's Pension Starting Date, the Participant's Spouse dies or the Participant and such Spouse divorce, the Participant's election or deemed election to receive a joint and survivor annuity shall, upon the Participant's notice to the Committee of such death or divorce, be automatically cancelled, unless, subsequent to such Spouse's death or the Participant's divorce and prior to the Participant's Pension Starting Date, the Participant remarries and notice of such new marriage is delivered to the Committee.

      Section 7.5 Distributions to Minor and Disabled Distributees. Any distribution under this Article that is payable to a distributee who is a minor or to a distributee who, in the opinion of the Committee, is unable to manage his or her affairs by reason of illness or mental incompetency may be made to or for the benefit of any such distributee at such time consistent with the provisions of Section 7.2 (relating to form of distribution) and in such of the following ways as the legal representative of such distributee shall direct: (i) directly to any such minor distributee if, in the opinion of such legal representative, he or she is able to manage his or her affairs, (ii) to such legal representative, (iii) to a custodian under a Uniform Gifts to Minors Act for any such minor distributee, or (iv) directly in payment of expenses of support or maintenance of such person. Neither the Committee nor the Trustee shall be required to see to the application by any third party other than the legal representative of a distributee of any distribution made to or for the benefit of such distributee pursuant to this Section.

      Section 7.6 Direct Rollover Distributions. In the case of a distribution under the Plan that is an "eligible rollover distribution" within the meaning of section 402 of the Code and that is at least $200, the Participant or the Participant's surviving Spouse may elect that all or any portion of such distribution to which such Participant or surviving Spouse is entitled shall be directly transferred as a rollover contribution from the Plan to (i) an individual retirement account described in section 408(a) of the Code, (ii) an individual retirement annuity described in section 408(b) of the Code, (iii) an annuity Plan described in section 403(a) of the Code, or (iv) another plan qualified under section 401(a) of the Code (the terms of which permit the acceptance of rollover distributions) (provided, however, that a surviving Spouse of a Participant may only elect to have such distribution transferred directly to an individual retirement account or individual retirement annuity). Notwithstanding the foregoing, a Participant or the Participant's surviving Spouse shall not be entitled to elect to have less than the total amount of such distribution transferred as a rollover contribution unless the amount to be transferred equals at least $500. The Committee shall establish a procedure when or whereby each Participant or surviving Spouse who is to receive a rollover distribution from the Plan shall be notified of the special federal income tax provisions applicable to such distributions, to the extent and in the manner required by section 402(f) of the Code.

      Section 7.7 Withholding Requirements. Any benefit payment made under the Plan will be subject to any applicable income tax withholding requirements.

                                   ARTICLE 8
                             LIMITATIONS ON BENEFITS

      Section 8.1 Statutory Limits. The provisions of this Section 8.1 shall be effective for any "Limitation Year" (as defined below) solely to the extent required by the Code or Regulations for such year.

      Notwithstanding any other provision of the Plan to the contrary, in any Limitation Year prior to a Participant's Pension Starting Date, the amount of the Participant's annual benefit (as defined below) payable under the Plan shall be limited to an amount such that such annual benefit and the aggregate annual benefit of the Participant under all other defined benefit plans maintained by the Employer or any other Affiliate does not exceed the lesser of:

                  (i) $90,000 (as increased to reflect the cost of living
            adjustments provided under section 415(d) of the Code), multiplied by a fraction (not exceeding 1 and not less than 1/10th), the numerator of which is the Participant's years of participation and the denominator of which is 10; or

                  (ii) an amount equal to 100% of the Participant's average
            compensation for the three consecutive calendar years in which his or her compensation was the highest and which are included in his or her years of Vesting Service multiplied by a fraction (not exceeding 1 and not less than 1/10th), the numerator of which is the Participant's years of Vesting Service and the denominator of which is 10.

      The dollar amount set forth in clause (i) of the preceding paragraph shall be reduced pursuant to Regulations if the Participant's Pension Starting Date occurs prior to the Participant's social security retirement age (as defined below), provided, however, that the interest rate used for such purpose shall equal 5% and the mortality table shall be the table specified by the Commissioner of the Internal Revenue for purposes of section 417(e)(3) of the Code (which, as of the Effective Date, is the 1983 Group Annuity (unisex) Mortality Table (50% male, 50% female)). If the Participant's Pension Starting Date occurs after the Participant attains his or her social security retirement age, such dollar amount shall be increased to the Actuarial Equivalent thereof determined however by using the same interest rate and mortality table described in the preceding sentence. A Participant's social security retirement age shall be the age used as the retirement age for a Participant under section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under section 216(l)(2) of such Act was 62.

      The dollar amount set forth in clause (i) of the second preceding paragraph and as adjusted by the preceding paragraph shall apply to a Pension payable in the form of a single life annuity described in Section 7.2(a) (relating to form of distribution) or in Option 1 of Section 7.2(c) (relating to optional forms of distribution) or a Qualified Joint and Survivor Annuity. If payment is in any other form, the amount shall be adjusted to the Actuarial Equivalent of such single life annuity.

      A Participant's "annual benefit" under the Plan for any Limitation Year is the Pension payable in the form described in Section 7.2(a) (relating to manner of distribution with respect to unmarried participants) or in Option 1 of
Section 7.2(c) (relating to optional forms of distribution) which is the Actuarial Equivalent of the Participant's Accrued Benefit at the date of reference. An individual's "annual benefit" under any other defined benefit plan maintained by the Employer or any other Affiliate shall be as determined pursuant to the provisions of section 415 of the Code and the terms of such plan.

      Notwithstanding the foregoing provisions of this Section, the limitation provided by this Section shall not apply to a Participant who has not at any time participated in a defined contribution plan maintained by any Employer and whose annual benefit under the Plan does not exceed $10,000 multiplied by a fraction (not exceeding 1 and not less than 1/10th) the numerator of which is the Participant's years of Vesting Service and the denominator of which is 10.

      For purposes of this Section, the term "annual additions," "defined contribution plan" and "defined benefit plan" shall have the meanings set forth in section 415 of the Code and the Regulations promulgated thereunder. For purposes of this Article the term "compensation" shall have the meaning set forth in Treasury Regulation section 1.415-2(d)(1), provided, however, that a Participant's compensation in excess of the dollar amount prescribed by section 401(a)(17) of the Code (as adjusted for increases in the cost of living pursuant to section 401(a)(17) of the Code and pursuant to Regulations) shall not be taken into account for any purposes under the Plan, and the term "Limitation Year" shall mean the calendar year. The Employer shall include an Affiliate as such term is defined in Article 2 but modified by section 415(g) of the Code.

      Section 8.2 Restrictions on Benefits. (a) The annual Plan payments to a Participant in the Restricted Group (as defined below) for any Plan Year may not exceed an amount equal to the annual payments that would be made to or on behalf of the Participant under:

                  (i) a single life annuity that is equal to the Participant's
            Accrued Benefit and any other Benefits (as defined below) to which the Participant is entitled under the Plan (disregarding any Social Security supplement within the meaning of section
            1.411(a)-7(c)(4)(ii) of the Treasury Regulations), plus

                  (ii) the amount of any payment to which the Participant is entitled as a Social Security supplement under the Plan.

      (b) Application of Restriction. The restriction set forth in paragraph (a) of this Section (relating to restrictions on benefits) shall not apply to any payment if any of the following conditions is satisfied at the date as of which the payment is to be made:

                  (i) after reduction to reflect the present value of all
            Benefits payable to or on behalf of the Participant under the Plan, the value of the Plan's assets would equal or exceed 110% of the value of the Plan's current liabilities, as defined in section 412(l)(7) of the Code;

                  (ii) the present value of the Benefits payable to or on behalf of the Participant under the Plan is less than 1% of the value of the Plan's current liabilities, as defined in section 412(l)(7) of the Code; or

                  (iii) the present value of the Benefits payable to or on
            behalf of the Participant under the Plan does not exceed $5,000 (or such greater amount as may be set forth in section 411(a)(11)(A) of the Code).

      (c) Plan Termination Rule. In the event of termination of the Plan, the benefit of any Participant in the Restricted Group shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code.

      (d) Definitions. For purposes of this Section:

                  (i) "Restricted Group" consists of the highly compensated
            employees and highly compensated former employees (within the meaning of section 414(q) of the Code) of the Employer and its Affiliates, but the total number in the Restricted Group for any calendar year shall be limited to 25 and shall consist of those highly compensated active and highly compensated former employees with the greatest compensation in the current or any prior year for which compensation information is available.

                  (ii) The term "Benefit" includes, without limitation, any
            periodic income from the Plan, any withdrawal values payable to a living employee under the Plan, any Plan loans in excess of the amounts set forth in section 72(p)(2)(A) of the Code and any Plan death benefits not provided for by insurance on the employee's or former employee's life.

                  (iii) The "current liability" of the Plan as of any date may be based on the current liability reported on Schedule B of the Plan's most recent, timely-filed Form 5500 or 5500 C/R. For purposes of this Section, the value of the Plan's assets shall be determined on the same date as of which the current liability is determined.

      (e) Effective Date. The restrictions set forth in this Section shall cease to be in effect when (i) a condition set forth in subparagraph (b)(i), (b)(ii) or (b)(iii) above is satisfied, (ii) the Participant is not in the Restricted Group, (iii) the Plan is terminated and the benefit received by the Participant is nondiscriminatory or (iv) such restrictions are not required to be applied to such payment under the Code or Regulations.

                                   ARTICLE 9
                  SPECIAL PARTICIPATION AND DISTRIBUTION RULES
                  RELATING TO RECOMMENCEMENT OF EMPLOYMENT AND
                         EMPLOYMENT BY RELATED ENTITIES

      Section 9.1 Recommencement of Employment by a Terminated Employee. (a) Rehire Date Before Absence of 5 Years. If an Employee who has a Termination of Employment recommences employment with an Employer before having a Period of Severance of five years and, on the date of his or her rehire, the terms of such Employee's employment are not subject to a collective bargaining agreement, then either: (1) if such Employee was a Participant on the date his or her employment terminated, such Employee shall be Participant in the Plan as of his or her rehire date if he or she is then an Eligible Employee or (2) if such Employee was not a Participant on the date his or her employment terminated, such Employee shall not be an Eligible Employee and shall not become a Participant. Notwithstanding clause (1) of the preceding sentence, if an Employee described in the preceding sentence was not at any time permitted to make the election described in Section 3.1(b) (relating to eligibility for participation for employees who are not new hires) or was permitted to make such election and elected to participate in the Plan but such election was not given effect as a result of such Employee's Termination of Employment, such Eligible Employee shall be permitted to elect, in the time and manner prescribed by the Committee, to either (1) participate in the Plan as of his or her rehire date or (2) participate in the ComEd Plan or the PECO Plan, as applicable, at the time prescribed therein and have his or her accrued benefit under the ComEd Plan or PECO Plan, as applicable, and related assets transferred to the Plan in the manner described in Section 3.1(c) (relating to transfer of benefits and assets to Plan). If an Employee makes the election described in clause (1) of the preceding sentence, (a) the applicable Schedule shall apply with respect to the Participant's Accrued Frozen Benefit and (b) such Employee shall not be entitled to a Transition Credit.

      (b) Rehire Date After Absence of at Least 5 Years. If a Participant who has a vested benefit under the Plan has a Termination of Employment and thereafter is rehired by an Employer, such Participant shall remain a Participant upon his or her rehire. If an Employee who has a Termination of Employment did not have a vested benefit under the Plan or under either the ComEd Plan or the PECO Plan recommences employment with an Employer after having a Period of Severance of at least five years, such Employee shall become a Participant as of the date of his or her rehire if he or she is then an Eligible Employee. If an Employee who has a Termination of Employment had a vested benefit under either the ComEd Plan or the PECO Plan recommences employment with an Employer after having a Period of Severance of at least five years, such Employee shall not be an Eligible Employee and shall not become a Participant upon such recommencement of employment. Notwithstanding the preceding sentence, if an Employee described in the preceding sentence was not at any time permitted to make the election described in Section 3.1(b) (relating to eligibility for participation for employees who are not new hires) or was permitted to make such election and elected to participate in the Plan but such election was not given effect as a result of such Employee's Termination of Employment, such Eligible Employee shall be permitted to elect, in the time and manner prescribed by the Committee, to either (1) participate in the Plan as of his or her rehire date or
(2) participate in the ComEd Plan or the PECO Plan, as applicable, at the time prescribed therein and have his or her accrued benefit under the ComEd Plan or PECO Plan, as applicable, transferred to the Plan in the manner described in
Section 3.1(c) (relating to transfer of benefits and assets to Plan). The accrued benefit under the ComEd Plan or the PECO Plan, as applicable, of an Employee who elects to participate in the Plan shall be transferred to the Plan, along with an appropriate amount of assets, and (a) the applicable Schedule shall apply with respect to the Participant's Accrued Frozen Benefit and (b) such Employee shall not be entitled to a Transition Credit.

      (c) Reestablishment of Cash Balance Account for Rehired Participant. If a Participant whose Termination of Employment occurs before his or her satisfaction of the Vesting Requirement recommences employment with an Employer and becomes a Participant pursuant to paragraph (a) above, such Participant's Cash Balance Account shall be reinstated and credited with Investment Credits for the Participant's Period of Severance. If a Participant whose Termination of Employment occurs after his or her satisfaction of the Vesting Requirement receives a complete distribution of his or her benefit under the Plan and subsequently recommences employment with an Employer and becomes a Participant pursuant to paragraph (b) above, a new Cash Balance Account shall be established for such Participant as of such recommencement of employment; such new Cash Balance Account shall have an initial balance of zero and shall be credited with Service Credits and Investment Credits solely for the Participant's period of employment thereafter.

      Section 9.2 Suspension of Benefits. If a Participant continues employment by an Employer beyond the Participant's Normal Retirement Age or if a former Employee again becomes an Employee after his or her Normal Retirement Age, such Participant shall not be entitled to receive any Pension during such employment. If such a Participant was receiving a Pension, the Participant's Cash Balance Account as of his or her Pension Starting Date shall be restored and thereafter credited with Service Credits and Investment Credits with respect to such period of employment and Investment Credits from the Participant's prior Pension Starting Date to the date the Participant's Cash Balance Account is so restored. Upon the Participant's Termination of Employment or subsequent Termination of Employment, as the case may be, the Participant's Accrued Benefit shall be the larger of (i) the Participant's Accrued Benefit as of the first day of the month coinciding with or next following the Participant's date of rehire, or Normal Retirement Age, as the case may be, actuarially increased to reflect the later termination date (for purposes of this clause (i), the Investment Credits described in Section 6.1(d) with respect to such period of employment shall be the actuarial increase to the Participant's Accrued Benefit), and (ii) the Actuarial Equivalent of the Participant's Cash Balance Account, and the Accrued Frozen Benefit, as of the Participant's Termination of Employment, or subsequent Termination of Employment, as the case may be, reduced in either case by the sum of any Pension previously paid to the Participant plus interest thereon at the rate described in subdivision (3) of Article 2 (relating to definition of Actuarial Equivalent).

      Section 9.3 Employment by Related Entities. If an individual is employed by an entity that is an Affiliate, then any period of employment by such entity (but only after such entity became an Affiliate) shall be taken into account solely for the purpose of determining when or whether and when such individual is eligible to participate in the Plan under Article 3 (relating to eligibility), measuring such individual's years of Vesting Service for purposes of the Vesting Requirement and determining when such individual's Termination of Employment occurs for purposes of Article 7 (relating to distributions) to the same extent such period would have been taken into account had such employment been with an Employer.

      Section 9.4 Leased Employees. If an individual who performed services as a leased employee (within the meaning of section 414(n)(2) of the Code) of an Affiliate becomes an Employee, or if an Employee becomes such a leased employee, then any period as a leased employee shall be taken into account solely for the purposes of determining whether and when such individual is eligible to participate in the Plan under Article 3 (relating to eligibility), measuring such individual's years of Vesting Service for purposes of the Vesting Requirement and determining when such individual's Termination of Employment occurs for purposes of Article 7 (relating to distributions) to the same extent such period would have been taken into account had such service or employment been with an Employer. This Section shall not apply to any period during which such a leased employee was covered by a plan described in section 414(n)(5) of the Code and leased employees do not constitute more than 20% of the Employer's nonhighly compensated work force. Notwithstanding the preceding sentences, an individual who performed services only as a leased employee prior to the Effective Date shall be treated as not performing an Hour of Service prior to the Effective Date solely for the purposes of determining whether such individual qualifies as an Eligible Employee under subdivision (11) of Article 2.

                                   ARTICLE 10
                                 ADMINISTRATION

      Section 10.1 The Committee. (a) The Company shall be the "administrator" and a "named fiduciary" of this Plan within the meaning of such terms as used in ERISA. The board of directors of the Company shall choose annually at least three persons, one of whom shall be named Chairman, who shall act and be known as the Committee. The members of the Committee shall be "named fiduciaries" under the Plan for purposes of ERISA and shall have general responsibility, except for duties specifically vested in the Trustee, for the administration of the Plan. The Committee shall make to the board of directors of the Company such reports of the operations of the Plan, at such time and in such form, as the board may direct. The board of directors of the Company shall have the right at any time, with or without cause, to remove any member or members of the Committee. A member of the Committee may resign and such member's resignation shall be effective upon delivery of such member's written resignation to the Company. Upon the resignation, removal or failure or inability for any reason of any member of the Committee to act hereunder, the board of directors of the Company shall appoint, for the unexpired term, a successor member, provided that the Committee shall at all times consist of at least three members. All successor members of the Committee shall have all the rights, privileges and duties of their predecessors, but shall not be held accountable for the acts of their predecessors.

      (b) No member of the Committee who is a Participant shall take part in any action of the Committee or any matter involving solely such member's rights under the Plan.

      (c) Promptly after the appointment of the members of the Committee and from time to time thereafter and promptly after the appointment of any successor member of the Committee, the Trustee shall be notified as to the names of the persons appointed as members or successor members of the Committee by delivery to the Trustee of a certified copy of the resolution of the board of directors of the Company making such appointment or by such other instrument as may be acceptable to the Trustee.

      (d) The Committee shall have the duty and authority to interpret and construe the Plan in regard to all questions of eligibility, the status and rights of Participants, Beneficiaries and other persons under the Plan, and the manner, time, and amount of payment of any distributions under the Plan. The determination of the Committee with respect to an Employee's years of Vesting Service, the amount of the Employee's Compensation and any other matter affecting payments under the Plan shall be final and binding. Benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.

      (e) Each Employer shall, from time to time, upon request of the Committee, furnish to the Committee such data and information as the Committee shall require in the performance of its duties.

      (f) The Committee shall direct the Trustee to make payments of amounts to be distributed from the Trust under Article 7 (relating to distributions). In addition, it shall be the duty of the Committee to certify to the Trustee the names and addresses of all Participants, the amounts of all Pensions, the dates of death of Participants and all proceedings and acts of the Committee necessary or desirable for the Trustees to be fully informed as to the Pension to be paid out of the Trust.

      (g) The members of the Committee may allocate their responsibilities among themselves and may designate any person, partnership or corporation to carry out any of their responsibilities. Any such allocation or designation shall be reduced to writing and such writing shall be kept with the records of the meetings of the Committee.

      (h) The Committee may act at a meeting, or by writing without a meeting, by the vote or written assent of a majority of its members. The Committee shall select a Secretary and the Secretary shall be the Plan's agent for service of legal process, keep records of all meetings of the Committee, and forward all necessary communications to the Trustee. Subject to the approval of the board of directors of the Company, the Committee shall have the power to adopt and enforce such rules, regulations and procedures as it deems desirable for the conduct of its affairs and the efficient administration of the Plan and that are consistent with the provisions of the Plan and ERISA.

      (i) The Employers hereby jointly and severally indemnify the members of the Committee, and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct.

      (j) No member of the Committee shall receive any compensation or fee for services, unless otherwise agreed between such member of the Committee and the Employers, but the Employers shall reimburse the Committee members for any necessary expenditures incurred in the discharge of their duties as Committee members.

      (k) The Committee may employ such counsel (who may be of counsel for any Employer) and agents and may arrange for such clerical and other services as it may require in carrying out the provisions of the Plan.

      Section 10.2 Claims Procedure. Any Participant or distributee who believes he or she is entitled to benefits in an amount greater than those which he or she is receiving or has received may file a claim with the Committee. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed, and the address of the claimant. The Committee shall review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give notice to the claimant, either in writing by registered or certified mail or in an electronic notification, of the Secretary's decision with respect to the claim. Any electronic notice delivered to the claimant shall comply with the standards imposed by applicable Regulations. If the Committee determines that special circumstances require an extension of time for processing the claim, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The notice of the decision of the Committee with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, the Committee shall notify the claimant of the adverse benefit determination and shall set forth the specific reasons for the adverse determination, the references to the specific Plan provisions on which the determination is based, a description of any additional material or information necessary for the claimant to perfect the claim, an explanation of why such material or information is necessary, and a description of the claim review procedure under the Plan and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502 of ERISA following an adverse benefit determination on review. The Committee shall also advise the claimant that the claimant or the claimant's duly authorized representative may request a review by the Chairman of the Committee of the adverse benefit determination by filing with the Chairman of the Committee, within 60 days after receipt of a notification of an adverse benefit determination, a written request for such review. The claimant shall be informed that, within the same 60-day period, he or she (a) may be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits and (b) may submit to the Chairman written comments, documents, records and other information relating to the claim for benefits. If a request is so filed, review of the adverse benefit determination shall be made by the Chairman within, unless special circumstances require an extension of time, 60 days after receipt of such request, and the claimant shall be given written notice of the Chairman's final decision. If the Chairman determines that special circumstances require an extension of time for processing the claim, the claimant shall be so advised in writing within the initial 60-day period and in no event shall such an extension exceed 60 days. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Chairman expects to render the determination on review. The review of the Chairman shall take into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The notice of the final decision shall include specific reasons for the determination and references to the specific Plan provisions on which the determination is based and shall be written in a manner calculated to be understood by the claimant.

      Section 10.3 Notices to Participants, Etc. All written notices, reports and statements given, made, delivered or transmitted to a Participant or Beneficiary or any other person entitled to or claiming benefits under the Plan shall be deemed to have been duly given, made or transmitted when mailed by first class mail with postage prepaid and addressed to the Participant or Beneficiary or such other person at the address last appearing on the records of the Committee. A Participant or Beneficiary or other person may record any change of his or her address from time to time by written notice filed with the Committee.

      Section 10.4 Responsibility to Advise Committee of Current Address. Each person entitled to receive a payment under the Plan shall file with the Committee in writing his or her complete mailing address and each change therein. A check or communication mailed to any person at his or her address on file with the Committee shall be deemed to have been received by such person for all purposes of the Plan, and neither the Committee, the Employers nor the Trustee shall be obliged to search for or ascertain the location of any person. If the Committee shall be in doubt as to whether payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned at his or her last address known to the Committee, notify such person that all future Pension payments will be withheld until such person submits to the Committee evidence of his or her continued life and his or her proper mailing address.

      Section 10.5 Notices to Employers or Committee. Written directions, notices and other communications from Participants or Beneficiaries or any other persons entitled to or claiming benefits under the Plan to the Employers or the Committee shall be deemed to have been duly given, made or transmitted either when delivered to such location as shall be specified upon the form prescribed by the Committee for the giving of such directions, notices and other communications or when mailed by first class mail with postage prepaid and addressed to the addressee at the address specified upon such forms.

      Section 10.6 Responsibility to Furnish Information and Sign Documents. Each person entitled to a payment under the Plan shall furnish such information and data, including birth certificates or other evidence of age satisfactory to the Committee, and sign such documents as may reasonably be requested by the Committee or the Trustee in connection with the administration of the Plan.

      Section 10.7 Records. The Committee shall keep a record of all of its proceedings and shall keep or cause to be kept all books of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan.

      Section 10.8 Actuary to be Employed. The Company shall engage an actuary to do such technical and advisory work as the Committee may request, including analyses of the experience of the Plan from time to time, the preparation of actuarial tables for the making of computations thereunder, and the submission to the Committee of an annual actuarial report, which report shall contain information showing the financial condition of the Plan, a statement of the contributions to be made by the Company for the ensuing year, and such other information as may be requested by the Committee.

      Section 10.9 Funding Policy. The Company shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA and shall communicate such policy and method, and any changes in such policy and method, to the Trustee.

      Section 10.10 Electronic Media. Notwithstanding any provision of the Plan to the contrary and for all purposes of the Plan, to the extent permitted by the Committee and any applicable law or Regulation, the use of electronic technologies shall be deemed to satisfy any written notice, consent, delivery, signature, disclosure or recordkeeping requirement under the Plan, the Code or ERISA to the extent permitted by or consistent with applicable law and Regulations. Any transmittal by electronic technology shall be deemed delivered when successfully sent to the recipient, or such other time specified by the Committee.

                                   ARTICLE 11
                        PARTICIPATION BY OTHER EMPLOYERS

      Section 11.1 Adoption of Plan. With the consent of the Company, any entity may become a participating Employer under the Plan with respect to all or a designated group of its employees by taking such action as shall be necessary or desirable to adopt the Plan and executing and delivering such instruments as may be necessary or desirable to put the Plan into effect with respect to such entity.

      Section 11.2 Withdrawal from Participation. Any Employer may, with the consent of the Company, withdraw from participation in the Plan at any time by filing with the Committee a duly certified copy of a resolution of its board of directors to that effect and giving notice of its intended withdrawal to the Committee and the Trustee prior to the effective date of withdrawal.

      Section 11.3 Company and Committee Agent for Employers. Each entity which shall become a participating Employer pursuant to Section 11.1 (relating to adoption of the Plan) or Article 12 (relating to continuance by a successor) by so doing shall be deemed to have appointed the Company and the Committee its agent to exercise on its behalf all of the powers and authorities hereby conferred upon the Company and the Committee by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan. The authority of the Company and the Committee to act as such agent shall continue unless and until the portion of the Trust held for the benefit of Employees of the particular Employer and their Beneficiaries is set aside in a separate trust as provided in Section 15.2 (relating to establishment of separate plan).

                                   ARTICLE 12
                           CONTINUANCE BY A SUCCESSOR

      In the event that an Employer is reorganized by way of merger, consolidation, transfer of assets or otherwise, so that another entity succeeds to all or substantially all of the Employer's business, such successor entity may be substituted for the Employer under the Plan by adopting the Plan and becoming a party to the Trust agreement. If, within 90 days following the effective date of any such reorganization, such successor entity shall not have elected to become a party to the Plan, or if the Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan shall be automatically terminated with respect to Employees of such Employer as of the close of business on the 90th day following the effective date of such reorganization or as of the close of business on the date of adoption of such plan of complete liquidation, as the case may be. If such successor entity is substituted for the Employer by electing to become a party to the Plan as described above, then, for all purposes of the Plan, employment with such successor entity and compensation paid by such successor entity shall be considered to be employment with, and Compensation paid by, an Employer.

                                   ARTICLE 13
                                  MISCELLANEOUS


      Section 13.1 Expenses. All costs and expenses incurred in administering the Plan and the Trust, including the expenses of the Committee, the fees of counsel and any agents for the Committee, the fees and expenses of the Trustee, the fees of counsel for the Trustee and other administrative expenses shall be paid, to the extent permitted by law, from the Trust Fund. Notwithstanding the foregoing, the Committee may authorize an Employer to act as an agent of the Plan to pay any expenses, and the Employer shall be reimbursed from the Trust Fund for such payments.

      Section 13.2 Non-Assignability. (a) In General. It is a condition of the Plan, and all rights of each Participant and Beneficiary shall be subject thereto, that no right or interest of any Participant or Beneficiary in the Plan shall be assignable or transferable in whole or in part, either directly or by operation of law or otherwise, including, but not limited to, by way of limitation, execution, levy, garnishment, attachment, pledge or bankruptcy, but excluding devolution by death or mental incompetency, and no right or interest of any Participant or Beneficiary in the Plan shall be liable for, or subject to, any obligation or liability of such Participant or Beneficiary, including claims for alimony or the support of any Spouse.

      (b) Exception for Qualified Domestic Relations Orders. Notwithstanding any provision of the Plan to the contrary, if a Participant's Accrued Benefit under the Plan, or any portion thereof, shall be the subject of one or more Qualified Domestic Relations Orders, such Accrued Benefit or portion thereof shall be paid to the person and at the time and in the manner specified in any such order. The Committee or its agent, in its sole discretion, shall determine whether any order constitutes a Qualified Domestic Relations Order under this paragraph (b). A domestic relations order shall not fail to constitute a Qualified Domestic Relations Order under this paragraph (b) solely because such order provides for immediate payment to an alternate payee of the portion of the Participant's Accrued Benefit assigned to the alternate payee under the terms of such order.

      Section 13.3 Employment Non-Contractual. Neither this Plan nor any action taken by the Committee confers any right upon an Employee to continue in employment with any Employer.

      Section 13.4 Limitation of Rights. A Participant or distributee shall have no right, title or claim in or to any specific asset of the Trust Fund, but shall have the right only to distributions from the Trust Fund on the terms and conditions he or she herein provided. Neither this Plan nor any action taken by the Committee shall obligate any Employer to make contributions to the Trust in excess of the contributions authorized by the board of directors of the Company or create any liability on an Employer for the payment of Pensions under this Plan.

      Section 13.5 Merger or Consolidation with Another Plan. A merger or consolidation with, or transfer of assets or liabilities to, any other plan shall not be effected unless the terms of such merger, consolidation or transfer are such that each Participant, distributee, Beneficiary or other person entitled to receive benefits from the Plan would, if the Plan were to terminate immediately after the merger, consolidation or transfer, receive a benefit equal to or greater than the benefit such person would be entitled to receive if the Plan were to terminate immediately before the merger, consolidation, or transfer.

      Section 13.6 Construction. Wherever used in the Plan, words in the masculine gender shall include masculine or feminine gender, and, unless the context otherwise requires, words in the singular shall include the plural, and words in the plural shall include the singular. All references to employment or the rehire or termination thereof shall refer to employment by any and all Employers, and to the extent provided herein, and, to the extent required by Section 3.2 (relating to transfers to affiliates) and Section 9.3 (relating to employment by related entities), any and all Affiliates, unless the context requires otherwise.

      Section 13.7 Applicable Law. The Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Illinois to the extent such laws have not been preempted by applicable federal law.

      Section 13.8 Severability. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

      Section 13.9 No Guarantee. Neither the Committee, the Employers, nor the Trustee in any way guarantees the Trust from loss or depreciation nor the payment of any money that may be or become due to any person from the Trust Fund or pursuant to the Plan. Nothing herein contained shall be deemed to give any Participant, distributee, or Beneficiary an interest in any specific part of the Trust Fund or any other interest, right or claim except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan and the Trust Fund.

      Section 13.10 Military Service. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and Service with respect to Military Service shall be provided in accordance with section 414(u) of the Code.

                                   ARTICLE 14
                           TOP-HEAVY PLAN REQUIREMENTS

      Section 14.1 Top-Heavy Plan Determination. If as of the determination date (as hereinafter defined) for any Plan Year the aggregate present value of (i) the accrued benefits under the Plan and under all other defined benefit plans in the aggregate group (as hereinafter defined) and (ii) the aggregate account balances under all defined contribution plans in such aggregation group, in each case with respect to all participants in such plans who are key employees (as defined in section 416(i) of the Code) for such Plan Year, exceeds 60% of the aggregate present value of accrued benefits and the account balances of all participants in all such plans as of the determination date, then the Plan shall be a top-heavy plan for such Plan Year and the requirements of Sections 14.3 and 14.4 shall be applicable for such Plan Year as of the first day thereof. If the Plan shall be a top-heavy plan for any Plan Year, such requirements shall not be applicable for such subsequent Plan Year except to the extent provided in Section 14.3.

      Section 14.2 Definitions and Special Rules. (a) Definitions. For purposes of this Article, the following definitions shall apply:

                  (i) Determination Date. The determination date for all plans in the aggregation group shall be the last day of the preceding plan year, and the valuation date applicable to a determination date shall be (a) in the case of a defined contribution plan, the date as of which account balances are determined that is coinciding with or immediately precedes the determination date, and (b) in the case of a defined benefit plan, the date as of which the most recent actuarial valuation for the plan year that includes the determination date is prepared, except that if any such plan specifies a different determination or valuation date, such different date shall be used with respect to such plan.

                  (ii) Aggregation Group. The aggregation group shall consist of
            (a) each plan of an Employer in which a key employee is a participant, (b) each other plan that enables such a plan to be qualified under section 401(a) of the Code, and (c) any other plans of an Employer that the Company designates as part of the aggregation group.

                  (iii) Key Employee. Key employee shall have the meaning set forth in section 416(i) of the Code.

                  (iv) Top-Heavy Compensation. Top-heavy compensation shall have the meaning set forth in section 1.415-2(d) of the Treasury Regulations.

      (b) Special Rules. For the purpose of determining the accrued benefit or account balance of a participant, the accrued benefit or account balance of any person who has not been actively at work with an Employer at any time during the five-year period ending on the determination date shall not be taken into account pursuant to this Section, and any person who received a distribution from a plan (including a plan that has terminated) in the aggregation group during the five-year period ending on the last day of the preceding plan year shall be treated as a participant in such plan, and any such distribution shall be included in such participant's account balance or accrued benefit, as the case may be.

      Section 14.3 Minimum Benefit for Top-Heavy Years. (a) The Pension to which a Participant is entitled at Normal Retirement Age under Section 7.2 shall in no event be less than two percent of the Participant's highest average compensation (as hereinafter defined) multiplied by the number of the Participant's years of Vesting Service, determined as provided below, not in excess of ten. For purposes of this Section, (i) a Participant's years of Vesting Service shall mean his or her years of Vesting Service but excluding any year of Vesting Service completed in a Plan Year for which the Plan was not a top-heavy plan, and (ii) a Participant's highest average compensation shall be the annual average of his or her top heavy compensation for the period of consecutive calendar years not exceeding 5 during which the Participant's top heavy compensation was the greatest, except that calendar years after the last Plan Year for which the Plan was top-heavy shall be disregarded.

      (b) The provisions of paragraph (a) of this Section shall not apply with respect to a Participant if, for each year in which the Plan is a top-heavy plan, (i) the eligible employee's Employer also maintains a defined contribution plan which is included in the aggregation group for such year and (ii) under such plan, contributions made and forfeitures allocated to each eligible employee (other than key employees) equal 5% of such Participant's top heavy compensation for each Plan Year the Plan is top-heavy.

      Section 14.4 Top-Heavy Vesting Requirements. If a Participant's Termination of Employment shall occur during a Plan Year for which a Plan is a top-heavy plan as defined in section 416(i) of the Code and after the Participant shall have completed at least three years of Vesting Service, the Participant shall be deemed to have satisfied the Vesting Requirement and shall be entitled to the Pension described in Section 7.2 (relating to form of distribution).

                                   ARTICLE 15
                      AMENDMENT, ESTABLISHMENT OF SEPARATE
                              PLAN AND TERMINATION

      Section 15.1 Amendment. The Senior Vice President and Chief Human Resources Officer of the Company or another executive officer holding title of equivalent or greater responsibility (the "Executive") may at any time and from time to time, by written instrument, amend or modify this Plan in any manner deemed by the Executive to be necessary or desirable. Any such amendment or modification shall become effective on such date as the Executive shall determine and may apply to Participants in this Plan at the time thereof as well as to future Participants, provided, however, that, unless permitted by applicable law, no such amendment or modification which reduces the basis for the computation of Pensions shall be retroactive as to service prior to the date of such amendment or modification.

      Section 15.2 Establishment of Separate Plan. If an Employer shall withdraw from this Plan under Section 11.2 (relating to withdrawal from participation), the Committee shall determine the portion of the Trust Fund held by the Trustee which is applicable to the Participants of such Employer and direct the Trustee to segregate such portion in a separate trust. Such separate trust shall thereafter be held and administered as a part of the separate plan of such Employer.

      Section 15.3 Termination of the Plan by an Employer. The Company may at any time, by resolution adopted by its board of directors, terminate this Plan in its entirety. In addition, any Employer may at any time terminate its participation in this Plan by resolution adopted by its board of directors to that effect. Contributions of an Employer to the Plan are conditioned on the receipt from the Internal Revenue Service of an initial favorable determination letter that this Plan and the Trust Fund as adopted by the Company meets the requirements of section 401(a) of the Code and that the Trust Fund is exempt from tax under section 501(a) of the Code, and if the Internal Revenue Service shall refuse to issue such letter, any Employer may terminate its participation in this Plan and direct the Trustee to pay and deliver to that Employer the portion of the Trust Fund applicable to its contributions.

      Section 15.4 Vesting and Distribution Upon Termination or Partial Termination. Upon termination or partial termination of the Plan, the benefit as of the date of termination or partial termination, as the case may be, of all affected Participants shall be fully vested; provided, however, that full vesting shall be required with respect to a termination or partial termination only to the extent the Plan is then funded.

      Allocation and distribution of the terminated portion of the Trust Fund shall thereafter be made in accordance with the applicable requirements of ERISA and the Code and with any applicable approval of the Pension Benefit Guaranty Corporation (the "PBGC"). If the Committee is notified by PBGC that PBGC is unable to determine that the Trust Fund is sufficient to discharge when due all obligations of the Plan with respect to benefits guaranteed by PBGC pursuant to section 4022 of ERISA, then the allocation and distribution of such portion of the Trust Fund shall be made only under the direction of PBGC or a United States district court pursuant to section 4044 of ERISA.

      In the event that, after the termination of the Plan, any assets remain after such allocation, such assets shall be paid to the Company. The portion of the assets allocated to provide benefits to any person or group of persons may be applied for the benefit of such person or persons by the distribution of cash, continuance of the Trust Fund, establishment of a new Trust Fund, purchase of annuities from an insurance company, or otherwise, as determined by the Committee in its sole discretion; provided, however, that the benefit of any Participant or former Participant who is married and has at least 5 years of Vesting Service shall, unless such person shall elect otherwise, be paid in the form set forth in Section 7.2(b) (relating to manner of distribution with respect to married Participants) and, if the surviving Spouse of a deceased Participant or deceased former Participant is entitled to receive a benefit pursuant to Section 7.2(b) (relating to manner of distribution with respect to married Participants) or Section 7.3 (relating to pre-retirement death benefits), as the case may be, such benefit shall, unless such person shall elect otherwise, be paid in the form set forth therein.

      Contributions of an Employer to the Plan are conditioned on the receipt from the Internal Revenue Service of an initial favorable determination letter that the Plan and Trust Fund as adopted by the Company meet the requirements of section 401(a) of the Code and that the Trust Fund is exempt from tax under section 501(a) of the Code, and, in the event that the Internal Revenue Service shall refuse to issue such letter, the Company may terminate the Plan and shall direct the Trustee to pay and deliver the Trust Fund to the Company.

      Section 15.5 Trust Fund to Be Applied Exclusively for Participants and Their Beneficiaries. Subject only to the provisions of Section 4.2 (relating to limitation on contributions) and 15.4 (relating to vesting and distribution upon termination or partial termination), and any other provision of the Plan to the contrary notwithstanding, it shall be impossible for any part of the Trust Fund to be used for or diverted to any purpose not for the exclusive benefit of Participants and their beneficiaries and the payment of expenses in accordance with Section 13.1 either by operation or termination of the Plan, power of amendment or otherwise.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers on this ______ day of ___________, 2001.

                                                  EXELON CORPORATION


                                                  By _________________________

                                                  Title ______________________

ATTEST:


________________________

Title __________________

                                                                       Exhibit A

                               Incentive Pay Plans

Exelon Corporation Annual Incentive Award Plan (or the equivalent cash incentive award program applicable to employees in salary band VII or higher)

Exelon Corporation Quarterly Incentive Award Program

                                     Table T

                            Transition Credit Factors

Age on 12/31/2001             Percentage            Age on 12/31/2001         Percentage
-----------------             ----------            -----------------         ----------
<31                           2.0                   41                        4.6
31                            2.4                   42                        4.7
32                            2.8                   43                        4.8
33                            3.2                   44                        4.9
34                            3.6                   45                        5.0
35                            4.0                   46                        5.2
36                            4.1                   47                        5.4
37                            4.2                   48                        5.6
38                            4.3                   49                        5.8
39                            4.4                   50+                       6.0
40                            4.5

                                   SCHEDULE A

                            PROVISIONS APPLICABLE TO
                             ACCRUED FROZEN BENEFIT
                      UNDER THE COMMONWEALTH EDISON COMPANY
                             SERVICE ANNUITY SYSTEM

1.    APPLICATION

This Schedule shall apply only to a Participant who elects to participate in the Plan pursuant to Section 3.1(b) of the Plan (relating to eligibility for participation for employees other than new hires) or Section 9.1 of the Plan (relating to recommencement of employment by terminated employee) and whose accrued benefit under the ComEd Plan is transferred to the Plan pursuant to
Section 3.1(c) of the Plan (relating to transfer of benefits and assets to Plan) or Section 9.1 of the Plan. The provisions of this Schedule shall govern with respect to all matters relating to such a Participant's Accrued Frozen Benefit.

2.    DEFINED TERMS

For purposes of this Schedule A, capitalized terms used herein shall have their respective meanings set forth in the Plan, except that the following words and phrases shall have the following respective meanings when capitalized unless the context clearly indicates otherwise:

      A. Accrued Frozen Benefit. The amount payable with respect to a Participant's accrued benefit under the ComEd Plan determined as of December 31, 2001 commencing on the first day of the month coinciding with or next following a Participant's Schedule A Normal Retirement Age, determined as if such amount were payable in the form of a single life annuity for the life of the Participant.

      B. Child. A Participant's natural child born prior to the Participant's Pension Starting Date or a child adopted by a Participant prior to the Participant's Pension Starting Date.

      C. Consumer Price Index. The United States Bureau of Labor Statistics Consumer Price Index (U.S. City Average 1967 = 100). Such term shall also mean such index as it may from time to time be changed or, if it shall be discontinued, the most nearly comparable index, appropriately adjusted to yield results comparable with those which would have been produced if the index as defined in the preceding sentence had been used, as determined by the Committee.

      D. Credited Service. A Participant's Credited Service includes the Participant's "credited service" as of the date he or she becomes a Participant, determined in accordance with the provisions of the ComEd Plan as in effect on such date, and the period beginning on the date the Participant becomes a Participant during which the Participant shall have been an Employee, including, (a) any period during which the Participant is in Military Service, provided that the Participant returns to the employ of an Employer within the period prescribed by laws relating to the reemployment rights of persons in Military Service, (b) any period for which back pay is awarded to the Participant and pursuant to which award the Participant is required to receive credited service under the Plan,
            (c) the period following Termination of Employment on account of a total and permanent disability during which the Participant is receiving benefits under any Employer's long term disability plan and (d) as and to the extent provided by resolutions of the board of directors of the Company, (i) any period of employment by Affiliates or other companies, and (ii) any period of authorized absence from such employment or from employment as an Eligible Employee. A Participant's periods of Credited Service before and after a Period of Severance that is not included in the Participant's Credited Service pursuant to the preceding sentences shall be aggregated only if (i) the Participant completes at least one year of Credited Service after such period of absence and (ii) the number of years of such Period of Severance is less than five.

      E. Dependent Minor Child. A Child who, as of the time of the Participant's retirement or death, is under the age of 21 and qualifies as a dependent of the Participant within the meaning of
            Section 152 of the Code.

      F. Dependent Disabled Child. A Child who, as of the time of the Participant's retirement or death, has a permanent physical or mental disability, as certified by the medical director of the Company or by such other licensed physician designated by the Committee, that causes such Child to be unable to engage in substantial gainful employment, and is a dependent of the Participant within the meaning of Section 152 of the Code (determined by disregarding any age limitation contained in Section 152 of the Code).

      G. Early Retirement Date. The date on which a Participant completes at least ten years of Credited Service and attains at least age 50.

      H. Schedule A Actuarial Factors. The table specified by the Commissioner of Internal Revenue for purposes of section 417(e)(3) of the Code (which, as of the Effective Date, is the 1983 Group Annuity (unisex) Mortality Table (50% male, 50% female)) in effect on the date a determination hereunder occurs and an interest rate assumption using the "applicable interest rate" as defined in section 417(e)(3) of the Code for the month of November of the Plan Year immediately preceding the Plan Year in which a determination hereunder occurs.

      I.    Schedule A Normal Retirement Age. A Participant's 65th birthday.

3.    SPECIAL RULES REGARDING COMPUTATION OF BENEFIT

      A.    Factors to Calculate Pension Paid Before Schedule A Normal
            Retirement Age

            1. Pension Starting Date on or After Early Retirement Date and Prior to Schedule A Normal Retirement Age. The Pension attributable to the

                  Accrued Frozen Benefit of a Participant whose Termination of Employment occurs on or after his or her Early Retirement Date and whose Pension commences prior to his or her Schedule A Normal Retirement Age shall be computed by multiplying such Participant's Accrued Frozen Benefit by the applicable factor from Table B-1.

            2. Pension Starting Date After Attainment of Age 60 but Prior to Early Retirement Date. The Pension attributable to the Accrued Frozen Benefit of a Participant whose Pension Starting Date occurs on or after such Participant's attainment of age 60 but prior to such Participant's attainment of his or her Early Retirement Date shall be such Participant's Accrued Frozen Benefit without any actuarial reduction.

            3. Pension Starting Date After Completion of Ten Years of Credited Service but Prior to Attainment of Age 60. The Pension attributable to the Accrued Frozen Benefit of a Participant whose Pension Starting Date occurs prior to such Participant's attainment of age 60 and prior to his or her attainment of his or her Early Retirement Date, but after the Participant has completed at least ten years of Credited Service, shall be (a) if the Participant's Pension Starting Date occurs on or after his or her attainment of age 50, the amount determined by multiplying such Participant's Accrued Frozen Benefit by the applicable factor in Table F and (b) if the Participant's Pension Starting Date occurs prior to his or her attainment of age 50, the amount determined by actuarially reducing the Participant's Accrued Frozen Benefit using the factors in Table F to reduce the Accrued Frozen Benefit from age 60 to age 50 and using the Schedule A Actuarial Factors to reduce the Accrued Frozen Benefit to the Participant's Pension Starting Date.

            4. Pension Starting Date Prior to Attainment of Age 60 and Prior to Completion of Ten Years of Credited Service. The Pension attributable to the Accrued Frozen Benefit of a Participant whose Pension Starting Date occurs prior to such Participant's attainment of age 60 and prior to such Participant's completion of ten years of Credited Service shall be computed by reducing the Participant's Accrued Frozen Benefit by using the Schedule A Actuarial Factors to reduce the Accrued Frozen Benefit to the Pension Starting Date.

      B.    Distribution with Respect to Married Participants. Notwithstanding
            Section 7.2(b) of the Plan, if a Participant will receive his or her Accrued Benefit in the form of a Qualified Joint and Survivor Annuity, the payments attributable to the Participant's Accrued Frozen Benefit shall equal (1) in the case of payments made during the Participant's lifetime, an amount equal to the annual Accrued Frozen Benefit the Participant would have received if the Participant's Accrued Frozen Benefit were payable in the form of a single life annuity for the Participant's lifetime reduced by the product of (i) 50% of the annual amount of Accrued Frozen Benefit the Participant would have received if the Participant's Accrued

            Frozen Benefit were payable in the form of a single life annuity for the Participant's lifetime multiplied by (ii) (a) if the Participant is at least age 50 on his or her Pension Starting Date, 40% of the applicable factor set forth in Table D or (b) if the Participant is not at least age 50 on his or her Pension Starting Date, the applicable factor determined by using the Schedule A Actuarial Factors and (2) in the case of payments made to the Participant's surviving Spouse, an amount equal to 50% of the annual amount of the Accrued Frozen Benefit the Participant would have received if the Participant's Accrued Frozen Benefit were payable in the form of a single life annuity for the Participant's lifetime.

      C. Post Retirement Adjustments. If a Participant's Pension Starting Date occurs on or after his or her 50th birthday and the Participant's Accrued Frozen Benefit is paid in a form other than a lump sum distribution, the annual Accrued Frozen Benefit payable pursuant to this Schedule shall, subject to the limitations set forth in this paragraph C., be adjusted each October 1 for the twelve-month period then beginning by adding a post-retirement cost of living adjustment computed by applying an adjustment percentage to the appropriate base specified in this paragraph C. A Participant whose Pension Starting Date occurs prior to his or her 50th birthday or who receives his or her Accrued Frozen Benefit in the form of a lump sum distribution shall not be entitled to any post-retirement cost of living adjustment under this Schedule. In addition, the post-retirement cost of living adjustment shall apply only to the portion of a Participant's Accrued Benefit that is attributable to his or her Accrued Frozen Benefit.

            1. The adjustment percentage shall equal, for each October 1, the percentage by which the Consumer Price Index for the July immediately preceding such October 1 exceeds the Consumer Price Index for the July immediately preceding the twelve-month period beginning October 1 in which the Participant terminated employment or payment of a Pension commenced; provided, however, that:

                  (a) If, as of such October 1, there shall be no such excess, the adjustment percentage shall be deemed to be zero for the twelve-month period beginning on such October 1.

                  (b) There shall be no negative adjustment percentage.

                  (c) The aggregate adjustment percentage for any twelve-month period beginning October 1 shall never be lower than the aggregate adjustment percentage for the preceding such period.

                  (d) If the percentage increase in the Consumer Price Index computed for the twelve-month period beginning on October 1 does not exceed the aggregate adjustment percentage for the preceding twelve-month period by at least three percentage points, the aggregate adjustment percentage for the preceding twelve-month period shall continue in effect during such twelve-month period beginning on October 1.

                  (e) The aggregate adjustment percentage for any twelve-month period beginning on October 1 shall not be more than seven percentage points greater than that for the preceding twelve-month period. If the aggregate adjustment percentage for any twelve-month period beginning on October 1 exceeds by more than seven percentage points the aggregate adjustment percentage for the preceding twelve-month period, the excess shall be carried over to succeeding twelve-month periods until such excess is reduced to zero.

                  (f) The adjustment percentage for the twelve-month period beginning with the October 1 next following the date the Participant's Pension Starting Date shall be the adjustment percentage determined in accordance with the preceding provisions of this paragraph C. multiplied by a fraction the numerator of which shall be the number of full calendar months between such date and such October 1 and the denominator of which shall be twelve.

            2. To determine the amount of the monthly cost of living adjustment, the adjustment percentage shall be applied to the first $500 per month of a Participant's Accrued Frozen Benefit, subject to a maximum monthly adjustment of $500 or, if the monthly amount of such Accrued Frozen Benefit is less than $500 per month, subject to a maximum monthly adjustment equal to the monthly Accrued Frozen Benefit payment. To determine the amount of the adjustment made in the case of a Qualified Joint and Survivor Annuity or surviving Spouse annuity payable pursuant to Section 7.3 of the Plan to the surviving Spouse of a deceased Participant, a family pension payable pursuant to Section 4.B. of this Schedule to a surviving Dependent Minor Child or Children of a deceased Participant or a surviving dependent's pension payable pursuant to Section 4.C. of this Schedule to a surviving Dependent Disabled Child or Children of a deceased Participant, the adjustment percentage shall be applied to the first $250 per month of such annuity or pension, subject to a maximum monthly adjustment of $175 ($250 in the case of a Qualified Joint and Survivor Annuity) or, if the monthly amount of such annuity or pension is less than $175 ($250 in the case of a Qualified Joint and Survivor Annuity), subject to a maximum monthly adjustment equal to the monthly Accrued Frozen Benefit payment.

      D. Lump Sum Value. If a Participant elects to receive his or her Accrued Frozen Benefit in the form of a lump sum distribution as described in Option 2 of Section 7.2(c) of the Plan, the amount of the lump sum attributable to the Participant's Accrued Frozen Benefit shall be the greater of:

            1. the lump sum actuarial equivalent of the Participant's Accrued Frozen Benefit determined using the Schedule A Actuarial Factors, and

            2. an amount equal to the present value of the Participant's Accrued Frozen Benefit determined as of December 31, 2001 using a 6.5% discount rate and the 1983 Group Annuity (unisex) Mortality Table (50% male, 50% female), assuming the Accrued Frozen Benefit otherwise payable at the Schedule A Normal Retirement Age would commence at the later of the Participant's attained age at December 31, 2001 or age 60 and credited with 6.5% interest for each Plan Year subsequent to December 31, 2001 during which the Participant is a Participant, whether or not such Participant is an Eligible Employee during such Plan Year.

            With respect to a Participant's lump sum value determined under subparagraph 1. above, if the Participant's Pension Starting Date occurs on or after his or her 50th birthday, the actuarial equivalent of the Participant's Accrued Frozen Benefit shall reflect the post retirement adjustments, if any, defined in Paragraph 3.C of this Schedule.

4.    OPTIONAL FORMS OF BENEFIT PAYABLE UPON RETIREMENT

In lieu of the forms of benefit available under Section 7.2 of the Plan, a Participant may elect to have the portion of his or her Accrued Benefit attributable to his or her Accrued Frozen Benefit paid in the following forms, subject to Section 7.4 (relating to election and waiver procedures):

      A. Optional Qualified Joint and Survivor Annuity: A Participant who is married on the Participant's Pension Starting Date may elect to receive a Qualified Joint and Survivor Annuity described in Section 7.2(b) of the Plan (relating to manner of distribution with respect to married Participants) with the portion of the Pension payable to the Participant's Spouse that is attributable to the Participant's Accrued Frozen Benefit of a percentage less than 50 of the Pension the Participant would have received if the Participant's Pension attributable to his or her Accrued Frozen Benefit were payable in the form of a single-life annuity for the Participant's lifetime. A Qualified Joint and Survivor Annuity described in this paragraph shall be payable at the same time and in the same manner as described in Section 7.2(b) of the Plan (relating to manner of distribution with respect to married Participant) and shall be computed in the same manner as described in Section 3.B. of this Schedule (relating to special rules regarding computation of benefits), except that the lesser percentage of Pension designated by the Participant shall be used.

      B. Family Pension: A Participant who is not married on the Participant's Pension Starting Date and who, as of such date, has a Dependent Minor Child or Dependent Minor Children may elect to receive his or her Accrued Frozen Benefit in the form of a family pension payable in monthly payments for the Participant's lifetime and, thereafter, payable in monthly payments in equal shares to each of the Participant's Dependent Minor Children who have not yet attained age 21. The annual amount of the family pension payable to the Participant shall be the annual Accrued Frozen Benefit the Participant would have received if the Participant's Pension were payable in the form of a single life annuity for the

            Participant's lifetime, reduced by the product of (1) the annual amount of the family pension designated by the Participant for the Participant's surviving Dependent Minor Child or Children which amount shall be a percentage, not to exceed 50, of the annual amount of the Participant's Pension payable in the form of a single life annuity for the Participant's lifetime multiplied by (2) (i) if the Participant is at least age 50 on his or her Pension Starting Date, the applicable factor set forth in Table E or (ii) if the Participant is not at least age 50 on his or her Pension Starting Date, the applicable factor determined by using the Schedule A Actuarial Factors. The annual amount of the family pension payable after the Participant's death to the Participant's Dependent Minor Child or Children who have not yet attained age 21 shall equal the percentage designated by the Participant, not to exceed 50, of the annual amount of the Pension the Participant would have received if the Participant's Pension were payable in the form of a single life annuity for the Participant's lifetime.

      C. Surviving Dependent's Pension: A Participant who is not married on the Participant's Pension Starting Date and who, as of such date, has a Dependent Disabled Child or Dependent Disabled Children may elect to receive his or her Accrued Frozen Benefit in the form of a surviving dependent's pension payable in monthly payments for the Participant's lifetime and, thereafter, payable in monthly payments in equal shares to each of the Participant's Dependent Disabled Children who remain disabled. The annual amount of the surviving dependent's pension payable to the Participant shall be the annual Accrued Frozen Benefit the Participant would have received if the Participant's Pension were payable in the form of a single life annuity for the Participant's lifetime, reduced by the product of
            (1) the annual amount of the surviving dependent's pension designated by the Participant for the Participant's Dependent Disabled Child or Children, which amount shall be a percentage, not to exceed 50, of the annual amount of the Participant's Pension payable in the form of a single life annuity for the Participant's lifetime multiplied by (2) (i) if the Participant is at least age 50 on his or her Pension Starting Date, 50% of the applicable factor set forth in Table D, such factor to be determined based on the age of the other parent of such Child or Children, at the Participant's Pension Starting Date or the age such other parent would have attained had such other parent survived or if, in either case, the age of such other parent cannot be determined, the age of the Participant or (ii) if the Participant is not at least age 50 on his or her Pension Starting Date, the applicable factor determined by using the Schedule A Actuarial Factors. The annual amount of the surviving dependent's pension payable after the Participant's death to the Participant's Dependent Disabled Child or Children who remain disabled shall equal the percentage designated by the Participant, not to exceed 50, of the annual amount of the Pension the Participant would have received if the Participant's Pension were payable in the form of a single life annuity for the Participant's lifetime.

                                    Table B1
                        Early Retirement Service Factors
                      Applicable Monthly Payments to Age 65

For purposes of Schedule A, in the case of a Pension commencing after a Participant's Early Retirement Date but prior to his or her Schedule A Normal Retirement Age, the following factors shall be applied to determine the reductions applicable to the benefit accrued while a Participant is not a member of IBEW Local Union 15 and, for purposes of Schedule B, in the case of a Pension commencing after a Participant's Early Retirement Date but prior to his or her Schedule B Normal Retirement Age, the following factors shall be applied to determine the reductions applicable to the Participant's benefit accrued under the PECO Plan*:

AGE           0          1           2         3         4        5         6        7         8         9         10        11
---           -          -           -         -         -        -         -        -         -         -         --        --
50         .7200       .7225      .7250     .7275     .7300     .7325     .7350    .7375     .7400     .7425     .7450     .7475
51         .7500       .7525      .7550     .7575     .7600     .7625     .7650    .7675     .7700     .7725     .7750     .7775
52         .7800       .7825      .7850     .7875     .7900     .7925     .7950    .7975     .8000     .8025     .8050     .8075
53         .8100       .8125      .8150     .8175     .8200     .8225     .8250    .8275     .8300     .8325     .8350     .8375
54         .8400       .8425      .8450     .8475     .8500     .8525     .8550    .8575     .8600     .8625     .8650     .8675
55         .8700       .8725      .8750     .8775     .8800     .8825     .8850    .8875     .8900     .8925     .8950     .8975
56         .9000       .9025      .9050     .9075     .9100     .9125     .9150    .9175     .9200     .9225     .9250     .9275
57         .9300       .9325      .9350     .9375     .9400     .9425     .9450    .9475     .9500     .9525     .9550     .9575
58         .9600       .9617      .9633     .9650     .9667     .9683     .9700    .9717     .9733     .9750     .9767     .9783
59*        .9800       .9817      .9833     .9850     .9867     .9883     .9900    .9917     .9933     .9950     .9967     .9983
60        1.0000

* Effective January 1, 2002, for Craft, Craft/Technical, Technical Support and Professional Support Employees with an accrued benefit under the PECO Plan, factor shall be 1.0000 at ages 59 and above

For purposes of Schedule A, in the case of a Pension commencing after a Participant's Early Retirement Date but prior to his or her Schedule A Normal Retirement Age, the following factors shall be applied to determine the reductions applicable to the benefit accrued while the Participant is a member of IBEW Local Union 15:

AGE           0           1          2         3         4         5         6        7         8         9        10        11
---           -           -          -         -         -         -         -        -         -         -        --        --
50         .7900       .7925      .7950     .7975     .8000     .8025     .8050    .8075     .8100     .8125     .8150     .8175
51         .8200       .8225      .8250     .8275     .8300     .8325     .8350    .8375     .8400     .8425     .8450     .8475
52         .8500       .8525      .8550     .8575     .8600     .8625     .8650    .8675     .8700     .8725     .8750     .8775
53         .8800       .8825      .8850     .8875     .8900     .8925     .8950    .8975     .9000     .9025     .9050     .9075
54         .9100       .9125      .9150     .9175     .9200     .9225     .9250    .9275     .9300     .9325     .9350     .9375
55         .9400       .9425      .9450     .9475     .9500     .9525     .9550    .9575     .9600     .9625     .9650     .9675
56         .9700       .9725      .9750     .9775     .9800     .9825     .9850    .9875     .9900     .9925     .9950     .9975
57        1.0000

                                     Table D
                  Qualified Joint and Survivor Annuity Factors

                                                            AGE OF EMPLOYEE AT RETIREMENT
YOUNGER (-) OR                                              -----------------------------
OLDER (+) THAN
 EMPLOYEE AT
  RETIREMENT     50     51     52      53      54      55      56      57     58     59     60      61     62      63      64    65
  ----------     --     --     --      --      --      --      --      --     --     --     --      --     --      --      --    --
     -20       .1334  .1432  .1537   .1650   .1771   .1901   .2040   .2189  .2349  .2520  .2703   .2897  .3103   .3322  .3554  .3799
     -19       .1324  .1420  .1524   .1636   .1756   .1884   .2022   .2169  .2326  .2495  .2675   .2866  .3070   .3285  .3514  .3754
     -18       .1312  .1408  .1511   .1621   .1739   .1866   .2002   .2147  .2302  .2469  .2646   .2835  .3035   .3247  .3471  .3707
     -17       .1301  .1395  .1496   .1605   .1722   .1847   .1981   .2124  .2277  .2441  .2616   .2801  .2998   .3206  .3427  .3658
     -16       .1288  .1381  .1481   .1589   .1704   .1827   .1959   .2100  .2250  .2412  .2583   .2766  .2959   .3164  .3380  .3607

     -15       .1275  .1367  .1465   .1571   .1685   .1806   .1936   .2074  .2222  .2381  .2550   .2729  .2918   .3119  .3331  .3553
     -14       .1261  .1351  .1448   .1553   .1664   .1784   .1911   .2048  .2193  .2349  .2514   .2690  .2876   .3073  .3280  .3498
     -13       .1246  .1335  .1431   .1533   .1643   .1761   .1886   .2020  .2162  .2315  .2478   .2650  .2832   .3024  .3227  .3440
     -12       .1231  .1318  .1412   .1513   .1621   .1736   .1859   .1990  .2130  .2280  .2439   .2608  .2786   .2974  .3172  .3379
     -11       .1214  .1301  .1393   .1492   .1598   .1711   .1831   .1960  .2097  .2244  .2399   .2564  .2738   .2921  .3115  .3317

     -10       .1198  .1282  .1373   .1470   .1574   .1684   .1802   .1928  .2062  .2206  .2358   .2519  .2688   .2867  .3056  .3253
     - 9       .1180  .1263  .1352   .1447   .1548   .1657   .1772   .1895  .2026  .2166  .2315   .2472  .2637   .2812  .2995  .3187
     - 8       .1162  .1243  .1330   .1423   .1522   .1628   .1741   .1861  .1989  .2126  .2271   .2424  .2585   .2755  .2933  .3120
     - 7       .1143  .1222  .1307   .1398   .1495   .1599   .1709   .1826  .1951  .2084  .2225   .2374  .2531   .2696  .2869  .3051
     - 6       .1123  .1201  .1284   .1372   .1467   .1568   .1676   .1790  .1911  .2041  .2178   .2323  .2475   .2636  .2804  .2980

     - 5       .1103  .1178  .1259   .1346   .1438   .1537   .1641   .1752  .1871  .1997  .2130   .2271  .2419   .2575  .2738  .2909
     - 4       .1082  .1155  .1234   .1319   .1409   .1504   .1606   .1714  .1829  .1951  .2081   .2217  .2361   .2512  .2671  .2836
     - 3       .1060  .1132  .1209   .1291   .1378   .1471   .1570   .1675  .1786  .1905  .2031   .2163  .2302   .2449  .2602  .2762
     - 2       .1038  .1108  .1182   .1262   .1347   .1437   .1533   .1635  .1743  .1858  .1980   .2108  .2243   .2385  .2533  .2687
     - 1       .1015  .1083  .1155   .1233   .1315   .1403   .1496   .1594  .1699  .1811  .1928   .2053  .2183   .2320  .2463  .2612

       0       .0992  .1057  .1128   .1203   .1283   .1367   .1457   .1553  .1654  .1762  .1876   .1996  .2122   .2254  .2393  .2536

     + 1       .0968  .1032  .1100   .1172   .1250   .1332   .1419   .1511  .1609  .1713  .1824   .1939  .2061   .2188  .2322  .2460
     + 2       .0944  .1005  .1071   .1142   .1216   .1296   .1380   .1469  .1563  .1664  .1771   .1882  .1999   .2122  .2250  .2383
     + 3       .0919  .0979  .1042   .1110   .1182   .1259   .1340   .1426  .1517  .1615  .1717   .1825  .1938   .2056  .2179  .2307
     + 4       .0894  .0952  .1013   .1079   .1148   .1222   .1300   .1383  .1471  .1565  .1664   .1767  .1876   .1989  .2107  .2230
     + 5       .0869  .0925  .0984   .1047   .1114   .1185   .1261   .1340  .1425  .1515  .1610   .1709  .1813   .1922  .2036  .2153

     + 6       .0844  .0897  .0954   .1015   .1080   .1148   .1221   .1297  .1379  .1465  .1556   .1652  .1751   .1856  .1964  .2077
     + 7       .0819  .0870  .0925   .0983   .1045   .1111   .1181   .1254  .1332  .1415  .1503   .1594  .1690   .1789  .1893  .2000
     + 8       .0793  .0843  .0895   .0951   .1011   .1074   .1141   .1211  .1286  .1366  .1449   .1537  .1628   .1724  .1823  .1924
     + 9       .0768  .0815  .0866   .0920   .0977   .1037   .1101   .1169  .1240  .1316  .1396   .1480  .1567   .1658  .1752  .1848
     +10       .0742  .0788  .0836   .0888   .0943   .1001   .1062   .1126  .1195  .1267  .1344   .1423  .1506   .1593  .1682  .1773

     +11       .0717  .0761  .0807   .0856   .0909   .0964   .1022   .1084  .1149  .1219  .1292   .1367  .1446   .1528  .1612  .1698
     +12       .0692  .0734  .0778   .0825   .0875   .0928   .0984   .1042  .1105  .1171  .1240   .1312  .1386   .1463  .1543  .1624
     +13       .0667  .0707  .0749   .0794   .0842   .0892   .0945   .1001  .1060  .1123  .1189   .1257  .1327   .1400  .1474  .1550
     +14       .0643  .0680  .0721   .0764   .0809   .0857   .0907   .0960  .1016  .1076  .1138   .1202  .1268   .1337  .1407  .1479
     +15       .0618  .0654  .0693   .0733   .0776   .0822   .0870   .0920  .0973  .1029  .1088   .1148  .1210   .1274  .1341  .1408

     +16       .0594  .0629  .0665   .0704   .0744   .0788   .0833   .0881  .0931  .0983  .1038   .1095  .1153   .1214  .1276  .1340
     +17       .0571  .0603  .0638   .0674   .0713   .0754   .0797   .0841  .0888  .0938  .0990   .1043  .1098   .1155  .1214  .1275
     +18       .0547  .0578  .0611   .0646   .0682   .0721   .0761   .0803  .0847  .0894  .0942   .0992  .1044   .1098  .1154  .1212
     +19       .0525  .0554  .0585   .0618   .0652   .0688   .0726   .0765  .0806  .0850  .0895   .0943  .0991   .1042  .1096  .1151
     +20       .0502  .0530  .0559   .0590   .0622   .0656   .0691   .0728  .0767  .0808  .0850   .0895  .0941   .0989  .1040  .1093

FACTORS FOR AGE COMBINATIONS NOT SHOWN ARE COMPUTED ON THE SAME ACTUARIAL BASIS AS THAT USED FOR COMPUTATION OF THE FACTORS STATED IN THE ABOVE TABLE. AS PROVIDED IN SECTION 3.B. OF SCHEDULE A, 40% OF THE APPROPRIATE FACTOR PROVIDED FOR BY THIS TABLE IS TO BE USED IN DETERMINING THE AMOUNT OF THE QUALIFIED JOINT AND SURVIVOR ANNUITY ATTRIBUTABLE TO A PARTICIPANT'S ACCRUED FROZEN BENEFIT.

                                     Table E
                             Family Annuity Factors

                                                           AGE OF EMPLOYEE AT RETIREMENT
                                                           -----------------------------
    AGE OF
YOUNGEST CHILD    50      51      52      53      54     55      56     57     58     59     60     61     62     63     64     65
--------------    --      --      --      --      --     --      --     --     --     --     --     --     --     --     --     --
      20        .0012   .0014   .0016   .0018   .0020  .0023   .0027  .0030  .0034  .0038  .0043  .0049  .0055  .0063  .0071  .0080
      19        .0033   .0037   .0041   .0046   .0052  .0058   .0065  .0072  .0081  .0090  .0102  .0114  .0128  .0143  .0161  .0181
      18        .0055   .0061   .0068   .0076   .0084  .0094   .0104  .0116  .0129  .0145  .0162  .0181  .0203  .0227  .0255  .0287
      17        .0078   .0086   .0096   .0106   .0118  .0131   .0146  .0162  .0180  .0201  .0225  .0252  .0282  .0315  .0354  .0398
      16        .0101   .0112   .0124   .0138   .0153  .0170   .0188  .0209  .0233  .0260  .0291  .0325  .0364  .0408  .0458  .0514

      15        .0126   .0139   .0153   .0170   .0189  .0209   .0233  .0259  .0288  .0322  .0360  .0402  .0450  .0504  .0565  .0634
      14        .0151   .0166   .0184   .0204   .0226  .0251   .0279  .0310  .0345  .0386  .0431  .0482  .0540  .0604  .0677  .0758
      13        .0176   .0195   .0215   .0238   .0264  .0294   .0326  .0363  .0405  .0452  .0505  .0565  .0632  .0708  .0792  .0886
      12        .0203   .0224   .0247   .0274   .0304  .0338   .0376  .0418  .0466  .0521  .0582  .0651  .0728  .0815  .0911  .1016
      11        .0230   .0254   .0281   .0311   .0346  .0384   .0427  .0475  .0530  .0592  .0662  .0740  .0827  .0924  .1032  .1149

      10        .0258   .0285   .0315   .0350   .0388  .0431   .0480  .0534  .0596  .0666  .0744  .0832  .0929  .1036  .1154  .1284
       9        .0287   .0317   .0351   .0389   .0432  .0480   .0534  .0595  .0664  .0742  .0828  .0925  .1032  .1149  .1279  .1419
       8        .0316   .0350   .0387   .0430   .0477  .0531   .0591  .0658  .0734  .0819  .0915  .1020  .1136  .1264  .1404  .1556
       7        .0347   .0383   .0425   .0471   .0524  .0583   .0649  .0722  .0805  .0899  .1002  .1116  .1241  .1379  .1530  .1694
       6        .0378   .0418   .0463   .0514   .0572  .0636   .0708  .0788  .0878  .0979  .1090  .1213  .1347  .1495  .1656  .1831

       5        .0410   .0454   .0503   .0559   .0621  .0691   .0768  .0855  .0952  .1060  .1179  .1310  .1453  .1611  .1782  .1969
       4        .0443   .0490   .0544   .0604   .0671  .0746   .0830  .0923  .1027  .1142  .1268  .1407  .1559  .1726  .1908  .2105
       3        .0476   .0528   .0585   .0650   .0722  .0803   .0892  .0991  .1101  .1223  .1357  .1504  .1669  .1841  .2032  .2240
       2        .0511   .0566   .0628   .0697   .0774  .0860   .0955  .1060  .1176  .1305  .1446  .1601  .1770  .1954  .2155  .2372
       1        .0546   .0605   .0671   .0745   .0826  .0917   .1018  .1128  .1251  .1386  .1534  .1696  .1873  .2066  .2275  .2501

FACTORS FOR AGE COMPUTATIONS NOT SHOWN ARE COMPUTED ON THE SAME ACTUARIAL BASIS AS THAT USED FOR COMPUTATION OF THE FACTORS STATED IN THE ABOVE TABLE. AS PROVIDED IN SECTION 4.B. OF SCHEDULE A, 100% OF THE APPROPRIATE FACTOR PROVIDED FOR BY THIS TABLE IS TO BE USED IN DETERMINING THE AMOUNT OF THE FAMILY ANNUITY ATTRIBUTABLE TO A PARTICIPANT'S ACCRUED FROZEN BENEFIT.

                                     Table F
                            Deferred Vesting Schedule

                                                       AGE THAT VESTED BENEFITS BEGIN
                                                       ------------------------------

   AGE AT
TERMINATION        50         51        52        53        54       55        56         57        58        59       60
-----------        --         --        --        --        --       --        --         --        --        --       --
    49           70.0%      73.0%     76.0%     79.0%     82.0%     85.0%     88.0%      91.0%     94.0%     97.0%    100%
    48           69.0%      72.1%     75.2%     78.3%     81.4%     84.5%     87.6%      90.7%     93.8%     96.9%    100%
    47           68.0%      71.2%     74.4%     77.6%     80.8%     84.0%     87.2%      90.4%     93.6%     96.8%    100%
    46           67.0%      70.3%     73.6%     76.9%     80.2%     83.5%     86.8%      90.1%     93.4%     96.7%    100%
    45           66.0%      69.4%     72.8%     76.2%     79.6%     83.0%     86.4%      89.8%     93.2%     96.6%    100%
    44           65.0%      68.5%     72.0%     75.5%     79.0%     82.5%     86.0%      89.5%     93.0%     96.5%    100%
    43           64.0%      67.6%     71.2%     74.8%     78.4%     82.0%     85.6%      89.2%     92.8%     96.4%    100%
    42           63.0%      66.7%     70.4%     74.1%     77.8%     81.5%     85.2%      88.9%     92.6%     96.3%    100%
    41           62.0%      65.8%     69.6%     73.4%     77.2%     81.0%     84.8%      88.6%     92.4%     96.2%    100%
    40           61.0%      64.9%     68.8%     72.7%     76.6%     80.5%     84.4%      88.3%     92.2%     96.1%    100%
    39           60.0%      64.0%     68.0%     72.0%     76.0%     80.0%     84.0%      88.0%     92.0%     96.0%    100%
    38           59.0%      63.1%     67.2%     71.3%     75.4%     79.5%     83.6%      87.7%     91.8%     95.9%    100%
    37           58.0%      62.2%     66.4%     70.6%     74.8%     79.0%     83.2%      87.4%     91.6%     95.8%    100%
    36           57.0%      61.3%     65.6%     69.9%     74.2%     78.5%     82.8%      87.1%     91.4%     95.7%    100%
    35           56.0%      60.4%     64.8%     69.2%     73.6%     78.0%     82.4%      86.8%     91.2%     95.6%    100%
    34           55.0%      59.5%     64.0%     68.5%     73.0%     77.5%     82.0%      86.5%     91.0%     95.5%    100%
    33           54.0%      58.6%     63.2%     67.8%     72.4%     77.0%     81.6%      86.2%     90.8%     95.4%    100%
    32           53.0%      57.7%     62.4%     67.1%     71.8%     76.5%     81.2%      85.9%     90.6%     95.3%    100%
    31           52.0%      56.8%     61.6%     66.4%     71.2%     76.0%     80.8%      85.6%     90.4%     95.2%    100%
    30           51.0%      55.9%     60.8%     65.7%     70.6%     75.5%     80.4%      85.3%     90.2%     95.1%    100%
    29           50.0%      55.0%     60.0%     65.0%     70.0%     75.0%     80.0%      85.0%     90.0%     95.0%    100%
    28           49.0%      54.1%     59.2%     64.3%     69.4%     74.5%     79.6%      84.7%     89.8%     94.9%    100%
    27           48.0%      53.2%     58.4%     63.6%     68.8%     74.0%     79.2%      84.4%     89.6%     94.8%    100%
    26           47.0%      52.3%     57.6%     62.9%     68.2%     73.5%     78.8%      84.1%     89.4%     94.7%    100%
    25           46.0%      51.4%     56.8%     62.2%     67.6%     73.0%     78.4%      83.8%     89.2%     94.6%    100%
    24           45.0%      50.5%     56.0%     61.5%     67.0%     72.5%     78.0%      83.5%     89.0%     94.5%    100%
    23           44.0%      49.6%     55.2%     60.8%     66.4%     72.0%     77.6%      83.2%     88.8%     94.4%    100%
    22           43.0%      48.7%     54.4%     60.1%     65.8%     71.5%     77.2%      82.9%     88.6%     94.3%    100%
    21           42.0%      47.8%     53.6%     59.4%     65.2%     71.0%     76.8%      82.6%     88.4%     94.2%    100%
    20           41.0%      46.9%     52.8%     58.7%     64.6%     70.5%     76.4%      82.3%     88.2%     94.1%    100%

NOTE:       EMPLOYEES MUST HAVE 5 YEARS OF SERVICE TO QUALIFY FOR VESTING

            SCHEDULE INDICATES PERCENTAGE OF VESTED BENEFIT PAYABLE INTERPOLATION WILL BE MADE TO THE NEAREST MONTH

                                   SCHEDULE B

                            PROVISIONS APPLICABLE TO
                             ACCRUED FROZEN BENEFIT
                         UNDER THE SERVICE ANNUITY PLAN
                             OF PECO ENERGY COMPANY

1.    APPLICATION

This Schedule shall apply only to a Participant who elects to participate in the Plan pursuant to Section 3.1(b) of the Plan (relating to eligibility for participation for employees other than new hires) or Section 9.1 of the Plan (relating to recommencement of employment by terminated employee) and whose accrued benefit under the PECO Plan is transferred to the Plan pursuant to
Section 3.1(c) of the Plan (relating to transfer of benefits and assets to Plan) or Section 9.1 of the Plan. The provisions of this Schedule shall govern with respect to all matters relating to such a Participant's Accrued Frozen Benefit.

2.    DEFINED TERMS

For purposes of this Schedule B, capitalized terms used herein shall have their respective meanings set forth in the Plan, except that the following words and phrases shall have the following respective meanings when capitalized unless the context clearly indicates otherwise:

      A. Accrued Frozen Benefit. The amount payable with respect to a Participant's accrued benefit under the PECO Plan determined as of December 31, 2001 commencing on the first day of the month coinciding with or next following a Participant's Schedule B Normal Retirement Age, determined as if such amount were payable in the form of a single life annuity for the life of the Participant.

      B. Benefit Years. For periods prior to January 1, 2002, a Participant's Benefit Years includes the Participant's "benefit years" as of the date he or she becomes a Participant, determined in accordance with the provisions of the PECO Plan as in effect on December 31, 2001. For the Participant's 12 month "benefit accrual computation period" (as defined in the PECO Plan) that ends during the 2002 Plan Year, the greater of (i) the Vesting Service, for such period, determined pursuant to subdivision (43) of Article 2 of the Plan and (ii) the "benefit years", for such period, determined pursuant to the terms of the PECO Plan as in effect on December 31, 2001. For periods after the 12 month period described in the preceding sentence, a Participant's Benefit Years shall equal his or her Vesting Service for such periods.

      C. Early Retirement Date. The date on which a Participant completes at least ten years of Vesting Service and attains at least age 50.

      D. Schedule B Actuarial Factors. The table specified by the Commissioner of Internal Revenue for purposes of section 417(e)(3) of the Code (which, as of the Effective Date, is the 1983 Group Annuity (unisex) Mortality Table (50% male, 50% female)) in effect on the date a determination hereunder occurs and an interest rate assumption using the "applicable interest rate" as defined in section 417(e)(3) of the

            Code for the month of November of the Plan Year immediately preceding the Plan Year in which a determination hereunder occurs.

      E.    Schedule B Normal Retirement Age. A Participant's 65th birthday.

3.    SPECIAL RULES REGARDING COMPUTATION OF BENEFIT

      A.    Factors to Calculate Pension Paid Before Schedule B Normal
            Retirement Age

            1. Pension Starting Date on or After Early Retirement Date and Prior to Schedule B Normal Retirement Age. The Pension attributable to the Accrued Frozen Benefit of a Participant whose Termination of Employment occurs on or after his or her Early Retirement Date and whose Pension commences prior to his or her Schedule B Normal Retirement Age shall be computed by multiplying such Participant's Accrued Frozen Benefit by the applicable factor from Table B-1.

            2. Pension Starting Date After Attainment of Age 50 but Prior to Early Retirement Date. The Pension attributable to the Accrued Frozen Benefit of a Participant whose Pension Starting Date occurs on or after such Participant's attainment of age 50 but prior to such Participant's attainment of his or her Early Retirement Date and whose Pension commences prior to his or her Schedule B Normal Retirement Age shall be computed by multiplying such Participant's Accrued Frozen Benefit by the applicable factor from Table G.

            3. Pension Starting Date Prior to Attainment of Age 50. The amount determined by actuarially reducing the Participant's Accrued Frozen Benefit using the factors in Table G to reduce the Accrued Frozen Benefit from age 65 to age 50 and using the Schedule B Actuarial Factors to reduce the Accrued Frozen Benefit from age 50 to the Participant's Pension Starting Date.

      B. Lump Sum Value. If a Participant elects to receive his or her Accrued Frozen Benefit in the form of a lump sum distribution as described in Option 2 of Section 7.2(c) of the Plan, the amount of the lump sum attributable to the Participant's Accrued Frozen Benefit shall be the greater of:

            1. the actuarial equivalent of the Participant's Accrued Frozen Benefit using the Schedule B Actuarial Factors, and

            2. an amount equal to the present value of the Participant's Accrued Frozen Benefit determined as of December 31, 2001 using a 6.5% discount rate and the 1983 Group Annuity (unisex) Mortality Table (50% male, 50% female), assuming the Accrued Frozen Benefit otherwise payable at the Schedule B Normal Retirement Age would commence at the later of the Participant's attained age at December 31, 2001 or age 60 (or, effective January 1, 2002, age 59 for Craft, Craft/Technical, Technical Support and Professional

                  Support Employees with an Accrued Frozen Benefit) and credited with 6.5% for each Plan Year subsequent to December 31, 2001 during which the Participant is a Participant, whether or not such Participant is an Eligible Employee during such Plan Year.

4.    OPTIONAL FORMS OF BENEFIT PAYABLE UPON RETIREMENT

In lieu of the optional forms of benefit available under Section 7.2(c) of the Plan, a Participant may elect to have the portion of his or her Accrued Benefit attributable to his or her Accrued Frozen Benefit paid in the following form, subject to Section 7.4 (relating to election and waiver procedures):

      A. Contingent Annuity Option: A Participant (each, an "Eligible Participant") who has a Termination of Employment after he or she
            (1) has completed at least 14 Benefit Years, or (2) has attained age 65 and has completed at least 5 Benefit Years, or (3) has attained his or her Early Retirement Date may elect a contingent annuity option under which the Participant may designate a percentage equal to 25%, 50%, 75% or 100% of his or her Pension to be paid upon his or her death to a contingent Beneficiary designated by such Participant. The annuity otherwise payable to a Participant electing a Contingent Annuity Option or to his or her contingent Beneficiary will be actuarially reduced using the Schedule B Actuarial Factors to reflect the payments which may become payable to the Beneficiary. Notwithstanding the preceding sentence, if the Participant's Spouse is designated as the contingent Beneficiary, the actuarial reduction will not reflect the cost of a joint and survivor annuity option providing a survivor annuity to the Participant's Spouse of (1) 50% of the amount payable to the Participant, if a 50%, 75% or 100% contingent annuity option is elected, or (2) 25% of the amount payable to the Participant, if a 25% contingent annuity option is elected; provided, however, that the subsidy described in this sentence shall not apply to a former spouse who is to be treated as a Participant's spouse pursuant to a qualified domestic relations order, unless the qualified domestic relations order specifically provides that such subsidy applies to the former spouse. If the contingent Beneficiary is other than the Spouse, the percentage payable to the contingent Beneficiary after the Participant's death may not exceed the applicable percentage from Appendix B. The contingent annuity option of an electing Participant who has a Termination of Employment before he or she attains his or her Early Retirement Date shall be canceled.

                                   APPENDIX B

                  MINIMUM DISTRIBUTION INCIDENTAL BENEFIT TABLE

Excess if Page of Participant                            Applicable
over Age of Beneficiary                                  Percentage
10 years or less .....................................      100%
11 ...................................................       96%
12 ...................................................       93%
13 ...................................................       90%
14 ...................................................       87%
15 ...................................................       84%
16 ...................................................       82%
17 ...................................................       79%
18 ...................................................       77%
19 ...................................................       75%
20 ...................................................       73%
21 ...................................................       72%
22 ...................................................       70%
23 ...................................................       68%
24 ...................................................       67%
25 ...................................................       66%
26 ...................................................       64%
27 ...................................................       63%
28 ...................................................       62%
29 ...................................................       61%
30 ...................................................       60%
31 ...................................................       59%
32 ...................................................       59%
33 ...................................................       58%
34 ...................................................       57%
35 ...................................................       56%
36 ...................................................       56%
37 ...................................................       55%
38 ...................................................       55%
39 ...................................................       54%
40 ...................................................       54%
41 ...................................................       53%
42 ...................................................       53%
43 ...................................................       53%
44 and greater .......................................       52%

                                     Table G

     Reduction Factors Applicable to Accrued Frozen Benefit under Schedule B For Pension Starting Date on or after Age 50 and before Early Retirement Age*

Months

  Age           0         1          2          3         4         5        6         7         8          9        10        11
  ---           -         -          -          -         -         -        -         -         -          -        --        --
50            0.235     0.237      0.239      0.240     0.242     0.244    0.246     0.247     0.249      0.251     0.253     0.254
51            0.256     0.258      0.260      0.262     0.264     0.266    0.268     0.269     0.271      0.273     0.275     0.277
52            0.279     0.281      0.283      0.286     0.288     0.290    0.292     0.294     0.296      0.299     0.301     0.303
53            0.305     0.307      0.310      0.312     0.314     0.317    0.319     0.321     0.324      0.326     0.328     0.331
54            0.333     0.336      0.338      0.341     0.344     0.346    0.349     0.352     0.354      0.357     0.360     0.362
55            0.365     0.368      0.371      0.374     0.377     0.380    0.383     0.385     0.388      0.391     0.394     0.397
56            0.400     0.403      0.407      0.410     0.413     0.417    0.420     0.423     0.427      0.430     0.433     0.437
57            0.440     0.444      0.447      0.451     0.455     0.458    0.462     0.466     0.469      0.473     0.477     0.480
58            0.484     0.488      0.492      0.496     0.500     0.504    0.509     0.513     0.517      0.521     0.525     0.529
59            0.533     0.538      0.542      0.547     0.552     0.556    0.561     0.566     0.570      0.575     0.580     0.584
60            0.589     0.594      0.599      0.605     0.610     0.615    0.620     0.625     0.630      0.636     0.641     0.646
61            0.651     0.657      0.663      0.669     0.675     0.681    0.687     0.692     0.698      0.704     0.710     0.716
62            0.722     0.729      0.736      0.742     0.749     0.756    0.763     0.769     0.776      0.783     0.790     0.796
63            0.803     0.811      0.818      0.826     0.834     0.841    0.849     0.857     0.864      0.872     0.880     0.887
64            0.895     0.904      0.913      0.921     0.930     0.939    0.948     0.956     0.965      0.974     0.983     0.991
65 and Over   1.000     1.000      1.000      1.000     1.000     1.000    1.000     1.000     1.000      1.000     1.000     1.000

* Factors above are to be multiplied by the Frozen Accrued Benefit applicable to Schedule B. The Basis for the above Factors is the 1971 TPF&C Projection Mortality Table for Males with 1-Year Setback, and 7.00% Interest.